LOAN AND
                               SECURITY AGREEMENT

                               The Teton Club, LLC
                      Raintree Resorts International, Inc.
                                    Borrower


                               76-0587553 (Teton)
                              76-0549149 (Raintree)
                       Federal Employee Identification No.

                         10000 Memorial Drive, Suite 480
                              Houston, Texas 77024
                                     Address

                          $33,250,000 Construction Loan
                         $7,500,000 Working Capital Loan
                           $20,000,000 Receivable Loan
                                 Amount of Loan

                               Date: June 29, 1999

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                                                           TABLE OF CONTENTS
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                                                                                                                      Page
1.       DEFINITIONS....................................................................................................1

2.       LOAN COMMITMENT; USE OF PROCEEDS...............................................................................9
         2.1      Loan Commitment; Determination of Advance Amounts.....................................................9
         2.2      Loan Revolver........................................................................................10
         2.3      Continuation of Obligations Throughout Term..........................................................10
         2.4      Use of Advances......................................................................................10
         2.5      Repayment............................................................................................10
         2.6      Interest.............................................................................................11
         2.7      Minimum Required Payments............................................................................11
         2.8      Prepayment...........................................................................................12
         2.9      Construction Loan Fee Receivables Loan Fee; Working Capital Loan Loan Fee; Custodial Fee;............13
         2.10     Application of Proceeds of Collateral and Payments...................................................13
         2.11     Borrower's Unconditional Obligation to Make Payments.................................................15

3.       SECURITY......................................................................................................15
         3.1      Grant of Security Interest...........................................................................15
         3.2      Ineligible Instruments...............................................................................15
         3.3      Lockbox Collections and Servicing....................................................................16
         3.4      Replacement of Agents................................................................................16
         3.5      Maintenance of Security..............................................................................16

4.       CONDITIONS PRECEDENT TO ADVANCES; MINIMUM AMOUNT AND MAXIMUM FREQUENCY ADVANCES; METHOD OF DISBURSEMENT.......17
         4.1      Delivery of Loan Documents and Due Diligence Items Prior to Initial Advance..........................17
         4.2      Additional Conditions Precedent......................................................................19
         4.3      General Conditions Precedent to All Advances.........................................................20
         4.4      Receivables Loan Conditions..........................................................................20
         4.5      Conditions Satisfied at Borrower's Expense...........................................................20
         4.6      Minimum Amount and Maximum Frequency of Advances of the Receivables Loan.............................20
         4.7      Disbursement of Advances.............................................................................20
         4.8      No Waiver............................................................................................20

5.       BORROWER'S REPRESENTATIONS AND WARRANTIES.....................................................................20
         5.1      Good Standing........................................................................................20
         5.2      Power and Authority; Enforceability..................................................................21
         5.3      Borrower's Principal Place of Business...............................................................21
         5.4      No Litigation........................................................................................21
         5.5      Compliance with Legal Requirements...................................................................21
         5.6      No Misrepresentations................................................................................21
         5.7      No Default for Third Party Obligations...............................................................21
         5.8      Payment of Taxes and Other Impositions...............................................................21
         5.9      Sales Activities.....................................................................................21
         5.10     Time-Share Interest Not a Security...................................................................21
         5.11     Zoning Compliance....................................................................................21
         5.12     Eligible Instruments.................................................................................22
         5.13     Assessments and Reserves.............................................................................22
         5.14     Title to and Maintenance of Common Areas and Amenities...............................................22
         5.15     [Intentionally Omitted]..............................................................................22
         5.16     Year 2000............................................................................................22
         5.17     Survival and Additional Representations and Warranties...............................................22

6.       BORROWER'S COVENANTS..........................................................................................22
         6.1      Borrower's Affirmative Covenants.....................................................................22
         6.2      Borrower's Negative Covenants........................................................................26
         6.3      Survival of Covenants................................................................................28


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7.       DEFAULT.......................................................................................................28
         7.1      Events of Default....................................................................................28
         7.2      Remedies.............................................................................................30
         7.3      Application of Proceeds During an Event of Default...................................................31
         7.4      Uniform Commercial Remedies; Sale; Assembly of Receivables Collateral................................31
         7.5      Application of Proceeds..............................................................................31
         7.6      Lender's Right to Perform............................................................................32
         7.7      Non-Exclusive Remedies...............................................................................32
         7.8      Waiver of Marshalling................................................................................32
         7.9      Attorney-in-Fact.....................................................................................32

8.       COSTS AND EXPENSES; INDEMNIFICATION...........................................................................32
         8.1      Costs and Expenses...................................................................................32
         8.2      Indemnification......................................................................................32

9.       CONSTRUCTION AND GENERAL TERMS................................................................................33
         9.1      Payment Location.....................................................................................33
         9.2      Entire Agreement.....................................................................................33
         9.3      Powers Coupled with an Interest......................................................................33
         9.4      Counterparts; Facsimile Signatures...................................................................33
         9.5      Notices..............................................................................................33
         9.6      Successors and Assigns...............................................................................33
         9.7      Severability.........................................................................................34
         9.8      Time of Essence......................................................................................34
         9.9      Miscellaneous........................................................................................34
         9.10     CHOICE OF LAW........................................................................................34
         9.11     CHOICE OF JURISDICTION; WAIVER OF VENUE..............................................................34
         9.12     WAIVER OF JURY TRIAL.................................................................................34
         9.13     INDUCEMENT TO LENDER.................................................................................34
         9.14     Compliance With Applicable Usury Law.................................................................34
         9.15     NO RELATIONSHIP WITH PURCHASERS......................................................................35
         9.16     NO JOINT VENTURE.....................................................................................35
         9.17     Standards Applied to Lender's Actions................................................................35
         9.18     Meaning of Subordination.............................................................................35
         9.19     Scope of Reimbursable Attorney's Fees................................................................35
         9.20     Publicity............................................................................................36
         9.21     Permitted Contests...................................................................................36
         9.22     Reliance.............................................................................................36
         9.23     Joint and Several....................................................................................37
         9.24     Consideration........................................................................................37

         Schedule .........         Schedule of Additional Terms
         Exhibit A.........         Conditions of Eligible Instrument
         Exhibit B.........         Permitted Encumbrances
         Exhibit C.........         Borrower's Certificate
         Exhibit C-1.......         Re-Assignment of Instruments
         Exhibit C-2.......         Re-Assignment of Mortgage(s)
         Exhibit D.........         Additional Conditions to Working Capital Loan Advances
         Exhibit D-1.......         Request for Working Capital Loan Advance and Certification
         Exhibit D-2.......         Assignment
         Exhibit D-3.......         Certification
         Exhibit E.........         Additional Conditions to Receivables Loan Advances
         Exhibit E-1.......         Request for Receivables Loan Advance and Certification
         Exhibit E-2.......         Receivables Assignment
         Exhibit F.........         Legal Description of Real Property
         Exhibit G.........         Budget
         Exhibit H.........         Work Progress Schedule


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         Exhibit I.........         Standard Construction Loan Administrative Procedures
         Exhibit I-1.......         AIA 702 and 703 Forms
         Exhibit I-2.......         Borrower's Affidavit for Advance
         Exhibit I-3.......         Release of Lien
         Exhibit I-4.......         Change Order Approval Request (AIA Document G713)
         Exhibit J.........         Initial Work Advance Disbursement Schedule
         Exhibit K.........         Excerpts from Indenture
         Exhibit L.........         Certification re:  Indenture
         Exhibit M.........         Minimum Price Schedule
















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This  LOAN AND  SECURITY  AGREEMENT  is  entered  into  for  good  and  valuable consideration, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), The Teton Club, LLC, a Delaware limited liability company ("Teton"), and Raintree Resorts International, Inc., a Nevada corporation ("Raintree"; Raintree and Teton, individually and collectively, jointly and severally, "Borrower").


1. DEFINITIONS

     As used in this Agreement and the other Loan Documents unless otherwise expressly indicated in this Agreement or the other Loan Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

     "Advance": as the context requires, an advance of the proceeds of the Construction Loan, the Receivables Loan or the Working Capital Loan by Lender to, or on behalf of, Borrower in accordance with the terms and conditions of this Agreement.

     "Affiliate": with respect to any individual or entity, any other individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual or entity.

     "Agents": the Servicing Agent and the Lockbox Agent.

     "Agreement": this Loan and Security Agreement, as it may be from time to time renewed, amended, restated or replaced.

     "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 9.10 or such other usury law which is applicable if such usury law is not.

     "Architect/Engineer": means an architect or engineer employed by Teton to perform architectural or engineering services.

     "Architect/Engineer Agreement": means a contract (written or oral, now or hereafter in effect) between Teton and an Architect/Engineer for the performance of architectural or engineering services, as approved by Lender in writing and modified from time to time with Lender's prior written consent.

     "Articles of Organization": the charter, articles, operating agreement, joint venture agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization, governance and continuing existence of an entity.

     "Assignment  of  Leases"  shall  have the  meaning  set forth in  paragraph
6.2(h).

     "Association Assessment Compliance Date": shall have the meaning set forth in the Schedule.

     "Base Rate": means the publicly announced "Corporate Base" rate of Citibank, N.A., as initially determined on the closing of the Loan and as the same may thereafter change from time to time. As used above, the "Corporate Base" rate of Citibank shall mean the rate of interest publicly announced from time to time by Citibank, N.A., New York, New York, as the base rate of interest charged by Citibank to its most creditworthy commercial borrowers, notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates less than such announced base rate.

     "Basic Interest": the Basic Interest Rate (Construction), Basic Interest Rate (Working Capital) or the Basic Interest Rate (Receivables), as the context requires.

     "Basic Interest Rate (Construction)": the per annum rate of interest described in the Schedule as the Basic Interest Rate (Construction).

     "Basic Interest Rate (Receivables)": the per annum rate of interest described in the Schedule as the Basic Interest Rate (Receivables).

     "Basic Interest Rate (Working Capital)": the per annum rate of interest described in the Schedule as the Basic Interest Rate (Working Capital).

     "Borrower": the individuals or business organizations signing below as "Borrower"; and, subject to the restrictions on assignment and transfer contained in this Agreement, its successors and assigns.

     "Borrower's  Knowledge":   the  actual,  current  knowledge  of  the  chief
executive officers of Borrower.

     "Budget": means a detailed budget cost itemization prepared by Borrower with respect to construction of the Work, and approved in writing by Lender, supported by firm, fixed price contracts or purchase orders, including all hard and soft costs to be incurred in the construction and Completion of the Project, which specifies by item the cost, source of payment and draw schedule of (a) all labor, materials and services necessary for Completion of the Work; and (b) all other expenses incidental to the Completion of the Work. The Budget shall include a ten percent (10%) retainage and an interest reserve and contingency reserve acceptable to Lender in its discretion, provided, however,


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

that the aforementioned ten percent (10%) retainage shall not apply to "Reimbursable Costs" as set forth in Section 7.1.7.7 of the General Contract. The Budget is attached as Exhibit G and is incorporated herein by reference.

     "Business Day": any day other than a Saturday, a Sunday, a national holiday in the United States of America or a day on which banks in Phoenix, Arizona are required to be closed.

     "Capital Expenditures": shall mean payments that are made by Borrower for the lease, purchase, improvement, construction or use of any property, the value or cost of which under generally accepted accounting principles consistently applied is required to be capitalized and appears on Borrower's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instrument pursuant to which they are made is characterized by Borrower or any other person, and shall include, without limitation, payments for the installment purchase of property and payments under capitalized leases. The term shall not, however, include the initial construction of the Work.

     "Certificate of Completion": means, with respect to the Work, a certificate issued by the governmental authority having jurisdiction over the Work when all of the Work has been completed, allowing the use of the Improvements by Borrower for their intended purpose.

     "CILP Assignment": a written assignment to be executed and delivered to Lender by Borrower and creating in favor of Lender a perfected, direct, first and exclusive assignment of the Contracts, Intangibles, Licenses and Permits in order to facilitate Performance of the Obligations, as it may be from time to time renewed, amended, restated or replaced.

     "Collateral": the Receivables Loan Collateral, the Working Capital Loan Collateral and the collateral pledged to Lender pursuant to the Security Documents and all products and proceeds thereof.

     "Completion" or "Completion of the Work": means completion of the Improvements (excluding certain "punch-list" items which are not necessary for the full operation of the Time-Share Project), substantially in accordance all applicable zoning, building and other governmental laws, regulations and private restrictions, sound construction, engineering and architectural principles and commonly accepted safety standards, and free of rights of third parties and free of defective materials and workmanship; and receipt by Lender of:

     (a) A certificate of completion from Borrower and its Architect/Engineer and, if Lender elects, from Lender's Inspector, certifying that the Work has been so completed in accordance with the Loan Documents including, without limitation, the Construction Contract, in a good and workmanlike manner, all utilities necessary to serve the Real Property and Time-Share Project have been connected and are operating, and the Improvements are ready for occupancy;

     (b) A Certificate of Completion;

     (c) The "as-built survey" required pursuant to the Construction Covenants and "as built plans" for the Time-Share Project;

     (d) All licenses or approvals for operation within or on the Time-Share Project if any; and any other applicable governmental permits, approvals, consents, licenses and certificates for the use and operation of the Real Property as a Time-Share Project;

     (e) Evidence reasonably satisfactory to Lender that there are no material judgments or pending litigation or, to Borrower's Knowledge, threatened litigation of a material nature outstanding against Borrower, or the Real Property, including but not limited to litigation or judgments which may affect title or Lender's lien position with respect to any of the Collateral or any litigation or judgment which might materially affect the ability of Borrower to Perform;

     (f) If applicable laws provide that the recording of a notice of completion for the Work will cause the expiration upon a date certain of the statutory period within which mechanics' and similar liens can be filed, verification of the recording of such notice in the manner prescribed by such laws;

     (g) The Re-Issued Title Policy required pursuant to Section S.8(M) of the Construction Covenants; and

     (h) Final lien waivers (which may be conditional on payments only with respect to the work, material, equipment, or services to be paid from proceeds of the final Work-Related Advance).

     "Construction Contract": means a contract (written or oral, now or hereafter in effect) between Teton and a Contractor, or between any Contractor and any other person or entity relating in any way to the Completion of the Work, including the performing of labor and the furnishing of equipment, materials or services (other than architectural or engineering services), as approved by Lender in writing and modified from time to time with Lender's prior written consent. "Construction Covenants": refers collectively to Sections S.6,
S.7 and S.8 of the Schedule, together with all exhibits referenced therein.

     "Construction  Loan":  the  construction  loan made  pursuant to  paragraph
2.1(a).

     "Construction Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day; the first Business Day thereafter) on the date identified in the Schedule as the Construction Loan Borrowing Term Expiration Date.

     "Construction Loan Fee": the amount identified in the Schedule as the Construction Loan Fee.

     "Construction Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) which is identified on the Schedule as the Construction Loan Maturity Date.

     "Construction Loan Note": collectively, the Construction Promissory Note, made and delivered by Teton and Raintree, jointly and severally, to Lender pursuant to paragraph 4.1, having a face amount equal to Eight Million Three Hundred Twelve Thousand Five Hundred and No/100 Dollars ($8,312,500), dated as of May 6, 1999, and made payable to order of Lender, as it may from time to time be renewed, amended, restated or replaced, and the Construction Promissory Note, made and delivered solely by Teton to Lender pursuant to paragraph 4.1, having a face amount equal to Twenty-Four Million Nine Hundred Thirty-Seven Thousand Five Hundred and No/100 Dollars ($24,937,500), dated as of May 6, 1999, and made payable to the order of Lender, as it may from time to time be renewed, amended, restated or replaced.

     "Construction Loan Prepayment Premium": an amount to be paid pursuant to paragraph 2.8 upon a prepayment of the Construction Loan, determined by multiplying the amount of the prepayment by the percentage identified in the Schedule as the Construction Loan Prepayment Premium.

     "Construction Loan Release Payment": the meaning given to it in Section S.5 of the Schedule.

     "Contractor": means a contractor employed by Teton to provide labor and/or to furnish equipment, materials or services for any portion of the Work.

     "Contracts, Intangibles, Licenses and Permits": all contracts, licenses, permits, plans and other intangibles in which Teton now or hereafter has rights and are now or hereafter used in connection with (i) the construction of the Work; (ii) the marketing and sale of Time-Share Interests and (iii) the management and/or operation of the Time-Share Project. Contracts, Intangibles, Licenses, and Permits shall include, without limitation, that certain Amended and Restated Teton Club Membership Agreement between Teton and Teton Pines Limited Liability Company executed by the parties thereto on or about June 30, 1999, and as further modified from time to time with Lender's prior written consent and (B) the agreements which entitle the Purchasers to use of skiing facilities at or around the Time-Share Project and any other amenities which are offered and represented as being available to Purchasers in connection with the purchase of a Time-Share Interest.

     "Custodial Fee": the meaning given to it in paragraph 2.9(b).

     "Default Rate": the rate of interest identified in the Schedule as the Default Rate.

     "Distributions":   any  distribution,  advance,  payment  or  loan  to  any
shareholder, partner, member, officer, director or Affiliate of Borrower, including but not limited to, dividends, bonuses, salary, other compensation and management fee.

     "Dollars" or "$": shall mean United States Dollars.

     "Eligible Instrument": an Instrument which conforms to the standards set forth in Exhibit A-1. An Instrument that has qualified as an Eligible Instrument shall cease to be an Eligible Instrument upon the date of the first occurrence of any of the following: (a) any installment due with respect to that Instrument becomes more than fifty-nine (59) days past due or (b) that Instrument otherwise fails to continue to conform to the standards set forth in Exhibit A.

     "Environmental Certificate": an environmental certificate executed and delivered to Lender by Borrower and such other persons as Lender may require and containing representations, warranties and covenants regarding the environmental condition of the Time-Share Project, as it may be from time to time renewed, amended, restated or replaced.

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

     "Escrow": shall mean that certain account in the name of the Escrow Agent in which cash payments and principal and interest payments that are used in determining the Working Capital Loan Borrowing Base, together with original Reservation Agreement, Purchaser Contracts and other similar items pertaining thereto are deposited, pursuant to an agreement acceptable to Lender.

     "Escrow Agent": shall mean the entity who is not an Affiliate of Borrower, in whose name the Escrow is maintained, the identity of whom shall be reasonably acceptable to Lender.

     "Escrow Assignment": shall mean that certain Collateral Assignment, Security Agreement and Account Agreement, in a form acceptable to Lender, pursuant to which Borrower collaterally assigns to Lender all of the Borrower's interest in the Escrow and in the agreement pursuant to which the Escrow is maintained as security for the payment and Performance of the Obligations, which shall be executed prior to the first Advance of the Working Capital Loan.

     "Event of Default": the meaning set forth in paragraph 7.1.

     "Excess Cash Flow": for the period in question, the net income of Teton determined in accordance with GAAP, plus each of the following items to the extent deducted from the revenues of Teton in calculating net income: (i) depreciation; (ii) amortization; (iii) vacation interval cost of sales (as reflected in Teton's income statement); (iv) other non-cash expenses; and (v) decreases in net working capital during such period, plus all Advances made by Lender during such period, less each of the following items to the extent Teton's revenues were increased by such items in calculating net income: (x) non-cash revenues and (xi) increases in net working capital, and less the following items to the extent paid during such period: (xx) Capital Expenditures and (xxi) payments made in reduction of the principal balance of any Loan.

     "Force Majeure Event": means any "Act of God," governmental moratorium, civil commotion, enemy action, fire, strike, casualty, or governmental order, or injunction issued by a court of competent jurisdiction, which are entered for reasons other than for Borrower's acts or omissions which would constitute a default under this Agreement, or similar occurrences beyond Borrower's control.

     "FPSI": FINOVA Portfolio Services, Inc., an Arizona corporation, and its successors and assigns.

     "GAAP": shall mean generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied, throughout the period involved and with the prior periods, which shall include the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

     "General Contract": the meaning given to it in Section S.6(A)(i) of the Construction Covenants.

     "General Contractor": shall refer to Jacobsen Construction Services, Inc., of 25 Gros Ventre, P.O. Box 9087, Jackson, Wyoming 83002.

     "Impositions": all real estate, personal property, excise, privilege, transaction, documentary stamp and other taxes, charges, assessments and levies (including non-governmental assessments and levies such as maintenance charges, association dues and assessments under private covenants, conditions and restrictions) and any interest, costs, fines or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed. Imposition shall not include taxes payable to the United States of America or to any state or political subdivision thereof measured by the net income payable by Lender.

     "Improvements": means all improvements to be constructed upon the Real Property as part of the Work, together with any off-site improvements which must be completed in connection therewith, all as set forth in the Plans and the Construction Contract(s) and as described in the Budget.

     "Incipient Default": an event which after notice and/or lapse of time would constitute an Event of Default.

     "Indenture": the Indenture dated December 5, 1997, pursuant to which the Redeemable Senior Notes were issued, by and among Raintree, CR Resorts Capital,
S. de R.L. de C.V, and IBJ Schroder Bank & Trust.

     "Installment Date": the date upon which an installment of principal or interest is due under the Construction Loan Note, the Working Capital Loan Note or the Receivables Loan Note, as the context requires.

     "Instrument": a purchase money promissory note which has arisen out of a sale of a Time-Share Interest by Teton to a Purchaser, and is made payable by such Purchaser to Teton, and is secured by a Purchaser Mortgage.

     "Insurance Policies": the insurance policies that Borrower is required to maintain and deliver pursuant to paragraph 6.1(c).

     "IRC": The United States Internal Revenue Code, as amended.

     "Legal Requirements": (a) all present and future judicial decisions, statutes, regulations, permits, licenses or certificates of any governmental authority in any way applicable to Borrower or its property; and (b) all contracts or agreements (written or oral) by which Borrower or its property is bound or, if compliance therewith would otherwise be in conflict with any of the Loan Documents, by which Borrower or its property becomes bound with Lender's prior written consent.

     "Lender": FINOVA Capital Corporation, a Delaware corporation, and its successors and assigns.

     "Lender's Inspector": the meaning given to it in Section S.8(c) of the Construction Covenants.

     "Loan": the Construction Loan, the Receivables Loan or the Working Capital Loan, as the context requires.

     "Loan Documents": this Agreement, the Construction Loan Note, Receivables Loan Note, the Working Capital Loan Note, any and all Subordination Agreements, the Lockbox Agreement, the Servicing Agreement, the Environmental Certificate, the Security Documents, and all other documents now or hereafter executed in connection with the Construction Loan, the Receivables Loan or the Working Capital Loan, as they may be from time to time renewed, amended, restated or replaced.

     "Lockbox Agent": the business organization identified in the Schedule as the Lockbox Agent, or its successor as lockbox agent under the Lockbox Agreement.

     "Lockbox Agreement": an agreement to be made among Lender, Borrower, and Lockbox Agent, which provides for the Lockbox Agent to collect through a lockbox payments under Instruments constituting part of the Receivables Collateral and to remit them to Lender, as it may be from time to time renewed, amended, restated or replaced.

     "Maximum Construction Loan Amount": the amount identified in the Schedule as the Maximum Construction Loan Amount.

     "Maximum Loan Amount": the amount identified in the Schedule as the Maximum Loan Amount.

     "Maximum Receivables Loan Amount": the amount identified in the Schedule as the Maximum Receivables Loan Amount.

     "Maximum Working Capital Loan Amount": the amount identified in the Schedule as the Maximum Working Capital Loan Amount.

     "Minimum Opinion Matters": A favorable legal opinion of counsel for Borrower which counsel must be acceptable to Lender, dated as of the day of Required Closing Date, covering the due authorization, execution and delivery of the Loan Documents; the enforceability, validity and binding effect of the Loan Documents (including, choice of law, venue and jurisdiction provisions); compliance under applicable usury laws and such other matters as the Lender may require.

     "Minimum Required Time-Share Approvals": the registration/consents to sell and the final subdivision public reports/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in the State of Wyoming and other jurisdictions where Eligible Instruments will be offered or sold, together with all other approvals from regulatory agencies having jurisdiction over the Time-Share Project.

     "Mortgage": a mortgage/deed of trust/deed to secure debt recorded against the Time-Share Project, as it may be from time renewed, amended, restated or replaced.

     "Obligations":   all  obligations,   agreements,   duties,   covenants  and
conditions of Borrower to Lender which Borrower is now or hereafter required to Perform under the Loan Documents.

     "Performance" or "Perform": full, timely and faithful performance of the Obligations by Borrower.

     "Permitted Debt": the meaning given to it in paragraph 6.2(b).

     "Permitted   Encumbrances":   the   rights,   restrictions,   reservations,
encumbrances, easements and liens of record which Lender has agreed to accept as set forth in Exhibit B.

     "Plans": the meaning given to it in Section S.8(H) of the Construction Covenants.

     "Prepayment   Premium":   means,   collectively   and   individually,   the
Construction Loan Prepayment Premium, Working Capital Loan Prepayment Premium or Receivables Loan Prepayment Premium.

     "Principal Work-Related Items": means the Plans and all agreements between Teton and third parties pertaining to the Work, including, without limitation, the Construction Contract(s) and the Architect/Engineer Agreement(s), as approved by Lender in writing and modified from time to time with Lender's prior written consent.

     "Project Documents": shall mean all management, shared use, access, engineering, marketing, construction, operating, owners' association and other agreements relating to the use, ownership, or operation of the Time-Share Project and all of Borrower's rights, as a "declarant", "developer", "owner" and/or otherwise under the governing documents and restrictive covenants affecting the Real Property, including, without limitation, the deed or declaration of division, owners' association charters or articles or certificates of incorporation, bylaws and rules and regulations relating thereto whether now existing or hereafter created.

     "Purchase Contract": a purchase contract pursuant to which Teton has agreed to sell and a third party has agreed to purchase a Time-Share Interest.

     "Purchaser": a purchaser who has executed a Purchase Contract.

     "Purchaser Mortgage": the purchase money mortgage/deed of trust/deed to secure debt given by a Purchaser to secure an Instrument.

     "Quiet Enjoyment Rights": the meaning given to it in paragraph 4.1(b).

     "Real Property": refers to the land upon which the Time-Share Project is or will be situated, legally described as set forth on the attached Exhibit F.

     "Receivables": accounts receivable and other deferred payment obligations arising from the sale of Time-Share Interests.

     "Receivables Assignment": a written assignment of specific Instruments and their proceeds, to be executed by Teton and substantially in form and substance identical to Exhibit E-2.

     "Receivables Collateral": (a) the Instruments which are now or hereafter assigned, endorsed or delivered to Lender pursuant to this Agreement or against which an Advance of the Receivables Loan has been made; (b) all rights under all documents evidencing, securing or otherwise pertaining to such Instruments, including, without limitation, Purchaser Mortgages, Purchase Contracts and escrow agreements; (c) the Insurance Policies; (d) all collateral and other security interests given to secure an Instrument; (e) all Borrower's rights under all escrow agreements and accounts pertaining to any of the foregoing; (f) all reservation systems pertaining to the use of Time-Share Interests; (g) all computer software, files, books and records of Borrower pertaining to any of the foregoing; and (h) the cash and non-cash proceeds of all of the foregoing, including, without limitation (whether or not acquired with cash proceeds), all accounts, chattel paper, contract rights, documents, general intangibles, instruments, fixtures, equipment, inventory and other goods.

     "Receivables Loan": the revolving line of credit loan made pursuant to paragraph 2.1(b).

     "Receivables Loan Borrowing Base": with respect to an Eligible Instrument, an amount equal to the lesser of:

     (a) the percentage of the unpaid principal balance of such Eligible Instrument identified in the Schedule as the RLBB Principal Balance Percentage; or

     (b) the percentage of the present value of the unmatured installments of principal and interest under such Eligible Instrument identified in the Schedule as the RLBB Present Value Percentage, discounted at the then applicable interest rate under the terms of the Receivables Loan Note.

     "Receivables Loan Borrowing Base Shortfall": at any time, the amount by which the unpaid principal balance of the Receivables Loan exceeds the aggregate Receivables Loan Borrowing Base of all Eligible Instruments pledged to Lender.

     "Receivables Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the date identified in the Schedule as the Receivables Loan Borrowing Term Expiration Date.

     "Receivables Loan Collateral": the Receivables Collateral, the Insurance Policies, and any and all other property now or hereafter serving as security for the Performance of the Obligations, and all products and proceeds thereof.

     "Receivables Loan Fee": the amount identified in the Schedule as the Receivables Loan Fee.

     "Receivables Loan Ineligibility Event": the meaning given to it in paragraph 3.2(a).

     "Receivables Loan Maturity Date": the date (or if not a Business Day, the first Business Day thereafter) which is identified in the Schedule as the Receivables Loan Maturity Date.

     "Receivables Loan Note": collectively, the Receivables Promissory Note, made and delivered by Teton and Raintree, jointly and severally, to Lender pursuant to paragraph 4.1, having a face amount equal to Five Million and No/100 Dollars ($5,000,000), dated as of May 6, 1999, and made payable to order of Lender, as it may from time to time be renewed, amended, restated or replaced and the Receivables Promissory Note, made and delivered solely by Teton to Lender pursuant to paragraph 4.1, having a face amount equal to Fifteen Million and No/100 Dollars ($15,000,000), dated as of May 6, 1999, and made payable to the order of Lender, as it may from time to time be renewed, amended, restated or replaced.

     "Receivables Loan Opening Prepayment Date": the date identified in the Schedule as the Receivables Loan Opening Prepayment Date.

     "Receivables Loan Prepayment Premium": an amount to be paid pursuant to paragraph 2.8 upon a prepayment of the Receivables Loan, determined by multiplying the amount of the prepayment by the percentage identified in the Schedule as the Receivables Loan Prepayment Premium and determined in accordance with provisions of the Schedule.

     "Redeemable Senior Notes": those Series A and Series B thirteen percent (13%) senior notes due December 1, 2004 in the aggregate principal amount of One Hundred Million Dollars ($100,000,000) issued pursuant to the Indenture.

     "Required Closing Date": the date identified in the Schedule as the Required Closing Date.

     "Required Completion Assurance Deposits": shall mean all amounts deposited by Borrower with Lender pursuant to Section S.7(B) of the Construction Covenants.

     "Required Completion Date": the date which is twenty four months (24) from and after the Required Closing Date.

     "Reservation Agreement": a reservation agreement pursuant to which a Purchaser reserves the right to purchase a particular Time-Share Interest.

     "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required, or a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required.

     "Schedule": the Schedule of Additional Terms which follows the signature pages of the parties.

     "Security Documents": the CILP Assignment, Escrow Assignment, the Receivables Assignments, the Assignment of Leases, this Agreement, the Mortgage and all other documents now or hereafter securing the Obligations, as they may be from time to time renewed, amended, restated or replaced.

     "Servicing Agent": the business organization identified in the Schedule as the Servicing Agent, or its successor as Servicing Agent under the Servicing Agreement.

     "Servicing Agreement": the agreements to be made among Lender, Borrower and Servicing Agent, which provides for Servicing Agent to perform for the benefit of Lender accounting, reporting and other servicing functions with respect to the Receivables Collateral, as it may be from time to time renewed, amended, restated or replaced.

     "Subordination Agreement": a subordination agreement made by a Subordinator subordinating indebtedness owed to it by Borrower to all or a part of the Obligations, as it may be from time to time renewed, amended, restated or replaced.

     "Subordinator": at any time, a person or entity then required under the terms of paragraph 6.1(e) to subordinate indebtedness owed to it by Borrower to all or any part of the Obligations.

     "Term": the duration of this Agreement, commencing on the date as of which this Agreement is entered into and ending on the date when all of the Obligations have been Performed and Lender has no further obligation to extend credit in connection with the Construction Loan, the Receivables Loan or the Working Capital Loan.

     "Third Party Consents": those consents which Lender reasonably requires Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by the Loan Documents. Such Third Party Consents shall include, without limitation, a consent from Teton Pines Limited Liability Company as to the collateral assignment to Lender of that certain Amended Teton Club Membership Agreement between Teton and Teton Pines Limited Liability Company executed by the parties thereto on or about June 30, 1999.

     "Time-Share Association": the association to be established in accordance with the Time Share Declaration to manage the Time Share Program and in which all owners of Time-Share Interests will be members.

     "Time-Share Declaration": that declaration of covenants, conditions and restrictions which will be executed by Teton, will be recorded in the real estate records of the county where the Time-Share Project is located, and will establish the Time-Share Program.

     "Time-Share Interest": an undivided fractional fee simple interest as tenant in common (or an estate for years with a remainder over in fractional fee simple as tenant in common) either (a) in a Unit (coupled with an undivided fractional fee simple interest as tenant in common in the common areas of the Time Share Project) or (b) in the entire Time-Share Project, together with the exclusive right to occupy and use a specific Unit [or an equivalent Unit] for a period of at least seven (7) consecutive days every calendar year (on a fixed or floating basis) and the non-exclusive right to use such common elements during the same occupancy period.

     "Time-Share Management Agreement": the management agreement from time to time entered into between the Time Share Association and the Time Share Manager for the management of the Time Share Program.

     "Time-Share Manager": the person from time to time employed by the Time Share Association to manage the Time Share Program.

     "Time-Share Program": the program under which Purchasers may own Time-Share Interests, enjoy their respective Time-Share Interests on a recurring basis, and share the expenses associated with the operation and management of such program.

     "Time-Share Program Consumer Documents": the Reservation Agreement, Purchase Contract, Instrument, Purchaser Mortgage, deed of conveyance, credit application, credit disclosures (if applicable), rescission right notices, final subdivision public reports/prospectuses/public offering statements (if applicable), receipt for public report, exchange affiliation agreement and other documents used or to be used by Teton in connection with the sale of Time-Share Interests.

     "Time-Share Program Governing Documents": the Time-Share Declaration, the Articles of Organization for the Time-Share Association, the Purchase Contracts, the Instruments, the rules and regulations adopted from time-to-time by the Time-Share Association, and any subsidy agreement by which Teton is obligated to subsidize shortfalls in the budget of the Time-Share Program in lieu of paying assessments.

     "Time-Share Project" or "Project": individually and collectively, the time-share project and related amenities constructed or to be constructed on the Real Property and identified in the Schedule as the Time-Share Project.

     "Title Insurer" or "Title Company": Lawyers Title Insurance Corporation, through its authorized agent, Jackson Hole Title and Escrow.

     "Title Policy": a Lender's policy or policies of title insurance in the amount of Forty Two Million Dollars ($42,000,000) issued by the Title Insurer and in form and substance and accompanied by such endorsements as may be reasonably satisfactory to Lender wherein the insured instrument shall be the Mortgage, which Title Policy shall assure Lender that the priority of Lender's Mortgage is subject only to the Permitted Encumbrances.

     "T-Note Yield": the rate of interest offered on a six and one-half percent (6.5%) May, 2005 U.S. Treasury Note as shown under the column heading "Ask Yld." for "Govt. Bonds & Notes" in the "Treasury Bonds, Notes & Bills" Section of The Wall Street Journal - Western Edition.

     "Unit": a dwelling unit in the Time-Share Project.

     "Uncovered Cost of the Work": shall mean the amount equal to the excess (if any) of (a) the remaining unpaid costs of Completion of the Work over (b) the committed and undisbursed portion of the Construction Loan and any Required Completion Assurance Deposits held by Lender.

     "Work": means the construction of the Time-Share Project and the installation of any and all furniture, furnishings, fixtures and/or equipment required by this Agreement or shown as costs on the Budget, the Plans or the construction contract(s) for the Time-Share Project.

     "Work Progress Schedule": shall mean a schedule showing the planned timing, progress of construction and completion date for the development and the construction of the Time-Share Project in the form attached hereto as Exhibit H.

     "Work-Related Advance": means any Advance from the Construction Loan made for the purpose of paying or reimbursing Teton for the costs of the Work.

     "Work-Related Advance Request": means the written application of Borrower on Lender's standard forms made by Borrower specifying by name and amount all parties to whom Teton is obligated for labor, materials, equipment or services supplied for the Completion of the Work whether or not specified in the Budget, and requesting a Work-Related Advance for payment of such items, accompanied by an Affidavit of Borrower and such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents as Lender may request.

     "Working Capital Loan": the loan made pursuant to paragraph 2.1(c).

     "Working Capital Loan Borrowing Base": shall mean an amount equal to twenty five percent (25%) of the sum of (i) the unpaid principal balance payable under the Working Capital Loan Eligible Instruments against which a Working Capital Loan Advance will be made and (ii) any cash down payments then made by the Purchaser under such Working Capital Loan Eligible Instruments at the time of such Working Capital Loan Advance; provided that the proceeds of the cash down payments are held and shall continue to be held in Escrow by Escrow Agent.

     "Working Capital Loan Borrowing Base Shortfall": at any time, the amount by which the unpaid principal balance of the Working Capital Loan exceeds the aggregate Working Capital Loan Borrowing Base of all Working Capital Loan Eligible Instruments pledged to Lender.

     "Working Capital Loan Collateral": (a) the Reservation Agreements and Purchase Contracts which are now or hereafter assigned, endorsed or delivered to Lender pursuant to this Agreement or against which an Advance of the Working Capital Loan has been made; (b) all rights under all documents evidencing, securing or otherwise pertaining to such Purchase Contracts and Reservation Agreements; (c) all Borrower's rights under all escrow agreements and accounts pertaining to the foregoing; (d) the cash and non-cash proceeds of all of the foregoing, including without limitation (whether or not acquired with cash proceeds), all accounts, chattel paper, contract rights, documents, general intangibles, instruments, fixtures, equipment, inventory and other goods.

     "Working Capital Loan Eligible Instrument": a Reservation Agreement and, if in existence, Purchase Contract, which conform to the standards set forth in Exhibit A-2. A Working Capital Loan Eligible Instrument shall cease to be the same on the date of the first occurrence of any of the following (a) completion of the Unit subject to the Working Capital Loan Eligible Instrument, (b) a termination of Reservation Agreement by a Purchaser or Teton, (c) the closing of the purchase and sale contemplated by the Working Capital Loan Eligible Instrument, or (d) a default by a Purchaser of its obligations under the Reservation Agreement or Purchase Contract.

     "Working Capital Loan Ineligibility Event": the meaning given to it in paragraph 3.2(b).

     "Working Capital Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the date identified in the Schedule as the Working Capital Loan Borrowing Term Expiration Date.

     "Working Capital Loan Fee": the amount identified in the Schedule as the Working Capital Loan Fee.

     "Working Capital Loan Mandatory Payment": shall have the meaning given to it in Section S.5 of the Schedule.

     "Working Capital Loan Maturity Date": the date (or, if not a Business Day, the first Business Day thereafter) which is identified in the Schedule as the Working Capital Loan Maturity Date.

     "Working Capital Loan Note": collectively, the Working Capital Promissory Note, made and delivered by Teton and Raintree, jointly and severally, to Lender pursuant to paragraph 4.1, having a face amount equal to One Million Eight Hundred Seventy-Five Thousand and No/100 Dollars ($1,875,000), dated as of May 6, 1999, and made payable to order of Lender, as it may from time to time be renewed, amended, restated or replaced and the Working Capital Promissory Note, made and delivered solely by Teton to Lender pursuant to paragraph 4.1, having a face amount equal to Five Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($5,625,000), dated as of May 6, 1999, and made payable to the order of Lender, as it may from time to time be renewed, amended, restated or replaced.

     "Working Capital Loan Prepayment Premium": an amount to be paid pursuant to paragraph 2.8 upon a prepayment of the Working Capital Loan, determined by multiplying the amount of the prepayment by the percentage identified in the Schedule as the Working Capital Loan Prepayment Premium and determined in accordance with provisions of the Schedule.

2. LOAN COMMITMENT; USE OF PROCEEDS

2.1 Loan Commitment; Determination of Advance Amounts.

     (a) Construction Loan. Lender hereby agrees, if Borrower has Performed all of the Obligations then due, to make Advances of the Construction Loan to Borrower in accordance with the terms and conditions of this Agreement.

     (b) Receivables Loan. Lender further hereby agrees, if Borrower has Performed all of the Obligations then due, to make Advances of the Receivables Loan to Borrower in accordance with the terms and conditions of this Agreement for the purposes specified in paragraph 2.4. The maximum amount of an

Advance of the Receivables Loan shall be equal to (a) the aggregate Receivables Loan Borrowing Base for all Eligible Instruments less (b) the then unpaid principal balance of the Receivables Loan. Borrower shall not have the right to request and Lender shall not have no obligation to make any so called "Availability Advances" of the Receivables Loan.

     (c) Working Capital Loan. Lender further hereby agrees, if Borrower has Performed all of the Obligations then due, to make Advances of the Working Capital Loan to Borrower in accordance with the terms and conditions of this Agreement for the purposes specified in paragraph 2.4. The maximum amount of an Advance of the Working Capital Loan shall be equal to (a) the aggregate Working Capital Loan Borrowing Base less (b) the then unpaid principal balance of the Working Capital Loan.

     (d) Maximum Amount. At no time shall the unpaid principal balance of the Construction Loan exceed the Maximum Construction Loan Amount. At no time shall the unpaid principal balance of the Receivables Loan exceed the Maximum Receivables Loan Amount. At no time shall the unpaid principal balance of the Working Capital Loan exceed the Maximum Working Capital Loan Amount. Furthermore, at no time shall the unpaid principal balance of the Construction Loan, Receivables Loan and Working Capital Loan, in the aggregate, exceed the Maximum Loan Amount. In the event at any time (a) the unpaid principal balance of the Construction Loan exceeds the Maximum Construction Loan Amount; (b) the unpaid principal balance of the Receivables Loan exceeds the Maximum Receivables Loan Amount, (c) the unpaid principal balance of the Working Capital Loan exceeds the Maximum Working Capital Loan Amount, or (d) the unpaid principal balance of the Construction Loan, Receivables Loan and Working Capital Loan, in the aggregate, exceeds the Maximum Loan Amount, Borrower shall make an immediate payment to Lender in the amount equal to such excess, provided, however, that such payment shall not require the payment of a Prepayment Premium.

2.2 Loan Revolver.

     (a) The Construction Loan is a non-revolving line of credit and Borrower shall not have the right to obtain Advances of the Construction Loan as to any portion of the Construction Loan that has previously been repaid. Furthermore, Borrower shall not be entitled to obtain Advances of the Construction Loan after the expiration of the Construction Loan Borrowing Term unless Lender, at its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

     (b) The Receivables Loan is a revolving line of credit; however, all Advances of the Receivables Loan shall be viewed as a single loan. Borrower shall not be entitled to obtain Advances of the Receivables Loan after the expiration of the Receivables Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

     (c) The Working Capital Loan is a non-revolving line of credit and Borrower shall not have the right to obtain Advances of the Working Capital Loan as to any portion of the Working Capital Loan that has previously been repaid. Furthermore, Borrower shall not be entitled to obtain Advances of the Working Capital Loan after the expiration of the Working Capital Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to Lender.

2.3 Continuation of Obligations Throughout Term. Whether or not Borrower's right to obtain Advances has terminated, this Agreement and Borrower's liability for Performance of the Obligations shall continue until the end of the Term.

2.4 Use of Advances. Borrower will use the proceeds of the Construction Loan for the purpose of constructing the Improvements pursuant to the Plans, Construction Contract and Budget, approved by Lender. Borrower will use the Working Capital Loan for working capital purposes. Borrower will use the proceeds of the Receivables Loan to repay the Construction Loan and the Working Capital Loan in full and for working capital. An interest reserve shall be established from the proceeds of the Construction Loan in an amount set forth in the Budget. Such reserve shall be used by Lender to pay interest on the Construction Loan, as and when payable, and shall not accrue interest until such reserves are drawn upon and then only to the extent so drawn upon. Following exhaustion of such interest reserve, interest on the Construction Loan shall be paid by Borrower from Borrower's internally generated cash or from other sources.

2.5 Repayment. The Construction Loan shall be evidenced by the Construction Loan Note and shall be repaid in immediately available funds according to the terms of the Construction Loan Note and this Agreement. The Receivables Loan shall be evidenced by the Receivables Loan Note and shall be repaid in immediately available funds according to the terms of the Receivables Loan Note and this Agreement. The Working Capital Loan shall be evidenced by the Working Capital Loan Note and shall be repaid in immediately available funds according to the terms of the Working Capital Loan Note and this Agreement.

     2.6 Interest. Interest shall accrue on the unpaid principal balance of the Construction Loan from time to time outstanding at the Basic Interest Rate (Construction), on the unpaid principal balance of the Receivables Loan from time to time outstanding at the Basic Interest Rate (Receivables) and on the unpaid principal balance of the Working Capital Loan from time to time outstanding at the Basic Interest Rate (Working Capital). Basic Interest shall be calculated on the basis of the actual number of days elapsed during the period for which interest is being charged predicated on a year consisting of three hundred sixty (360) days. Payments of principal, Basic Interest and any other amounts due and payable under the Loan Documents shall earn interest after the date on which they are due at the Default Rate until paid. At the option of Lender, while an Event of Default exists, Basic Interest shall accrue at the Default Rate.

2.7 Minimum Required Payments.

     (a) Construction Loan. Commencing on the last Business Day of the calendar month in which the initial Advance of the Construction Loan is made and on the last Business Day of each succeeding calendar month thereafter until the Construction Loan Maturity Date or the date on which the Construction Loan is paid in full, whatever date first occurs, Borrower will pay to Lender an installment payment of interest on the outstanding unpaid principal balance of the Construction Loan. The principal balance of the Construction Loan shall be repaid through the payment of Construction Loan Release Payments, with the entire unpaid principal balance of the Construction Loan Note being fully due and payable on the Construction Loan Maturity Date.

     (b) Receivables Loan.

     (i) Monthly Payments. Commencing on the last Business Day of the calendar month in which the initial Advance of the Receivables Loan is made and on the last Business Day of each succeeding calendar month thereafter until the Receivables Loan Maturity Date or the date on which the Receivables Loan is paid in full, whichever date first occurs, Borrower will pay to Lender an installment payment of principal and interest on the outstanding unpaid principal balance of the Receivables Loan equal to one hundred percent (100%) of all proceeds (except servicing fee payments made by Purchasers whose principal and interest payments then due have been paid in full and payments which are identified by such consumers as tax and insurance impounds or maintenance and other assessment payments and are required to be so treated by Lender) of the Receivables Collateral collected during the month in which the payment is required to be made plus all such proceeds collected during any preceding month during the Term and not previously paid to Lender, including, without limitation, all payments collected under the Instruments which constitute part of the Receivables Collateral. Regardless of whether the proceeds of the Receivables Collateral are sufficient for that purpose, interest on the principal balance hereof from time to time outstanding shall be due and payable monthly in arrears on each Installment Date.

     (ii) Borrowing Base Maintenance - Receivables Loan. If there exists a Receivables Loan Borrowing Base Shortfall for any reason other than a Receivables Loan Ineligibility Event which is subject to the provisions of paragraph 3.2 and Borrower knows of the occurrence of such condition or should have known of its occurrence by virtue of reports required to be delivered to Lender, Borrower, without notice or demand, will immediately
     (a) make to Lender a principal payment in an amount equal to the Receivables Loan Borrowing Base Shortfall plus accrued and unpaid interest on such principal payment, (b) deliver to Lender one or more Eligible Instruments having an aggregate Receivables Loan Borrowing Base not less than the Receivables Loan Borrowing Base Shortfall or (c) perform a combination of (a) and (b). Simultaneously with the delivery of Eligible Instruments to correct a Receivables Loan Borrowing Base Shortfall, Borrower will deliver to Lender all of the items (except for a "Request for Receivables Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.2, together with a "Borrower's Certificate" in form and substance substantially identical to Exhibit C.

     (c) Working Capital Loan.

     (i) Monthly Payments. Commencing on the last Business Day of the month in which the Advance of the Working Capital Loan is made and on the last Business Day of each succeeding calendar month thereafter until the Working Capital Loan Maturity Date or the date on which the Working Capital Loan has been repaid in full, whichever first occurs, Borrower shall pay to Lender an installment of interest on the outstanding unpaid principal balance of the Working Capital Loan. The principal balance of the Working Capital Loan shall be repaid through the application of Working Capital Loan Mandatory Payments. The foregoing notwithstanding the entire unpaid balance of the Working Capital Loan Note shall be fully due and payable on the Working Capital Loan Maturity Date.

     (ii) Borrowing Base Maintenance - Working Capital Loan. If there exists a Working Capital Loan Borrowing Base Shortfall for any reason other than a Working Capital Loan Ineligibility Event which is subject to the provisions of paragraph 3.2 and Borrower knows of the occurrence of such condition or should have known of its occurrence by virtue of reports required to be delivered to Lender, Borrower, without notice or demand, will immediately
     (a) make to Lender a principal payment in an amount equal to the Working Capital Loan Borrowing Base Shortfall plus accrued and unpaid interest on such principal payment, (b) deliver to Lender one or more Eligible Instruments having an aggregate Working Capital Loan Borrowing Base not less than the Working Capital Loan Borrowing Base Shortfall, or (c) perform a combination of (a) and (b). Simultaneously with the delivery of Eligible Instruments to correct a Working Capital Loan Borrowing Base Shortfall, Borrower will deliver to Lender or cause Receivables Trustee to deliver to Lender all of the items (except for a "Request for Working Capital Loan Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.2, together with a "Borrower's Certificate" in form and substance substantially identical to Exhibit C.

     2.8 Prepayment.

     (a) (i) Construction Loan. Without the prior written consent of Lender, Borrower shall not be entitled to prepay the Construction Loan except in accordance with the terms of this Agreement. The Construction Loan may be prepaid in whole or in part by the Borrower on any Installment Date thereof, upon thirty (30) days' prior written notice to Lender, so long as such prepayment is accompanied by the simultaneous payment of the applicable Construction Loan Prepayment Premium and further provided that if the Construction Loan is prepaid in whole, such prepayment is accompanied by a simultaneous prepayment in full of the Working Capital Loan together with the applicable Working Capital Loan Prepayment Premium.

     (ii) Receivables Loan. Without the prior written consent of Lender, Borrower shall not be entitled to prepay the Receivables Loan except in accordance with the terms of this Agreement. Commencing on the Receivables Loan Opening Prepayment Date, Borrower shall have the option to prepay the Receivables Loan in whole, but not in part, on any Installment Date thereof, upon thirty (30) days' prior written notice to Lender, accompanied by the simultaneous payment of the applicable Receivables Loan Prepayment Premium.

     (iii) Working Capital Loan. Without the prior written consent of Lender, Borrower shall not be entitled to prepay the Working Capital Loan except in accordance with the terms of this Agreement. The Working Capital Loan may be prepaid in whole or in part by Borrower on any Installment Date thereof, upon thirty (30) days' prior written notice, so long as such prepayment is accompanied by the applicable Working Capital Loan Prepayment Premium and further provided that, if the Working Capital Loan is prepaid in whole, such prepayment is accompanied by a simultaneous prepayment in full of the Construction Loan, together with the applicable Construction Loan Prepayment Premium.

     (b) Exceptions to Prepayment Prohibitions. Notwithstanding anything in paragraph 2.8(a) to the contrary, the following shall not be prepayments prohibited pursuant to paragraph 2.8(a) or require the payment of the Construction Loan Prepayment Premium, the Receivables Loan Prepayment Premium or the Working Capital Loan Prepayment Premium: (i) principal payments scheduled under the Receivables Loan Note, including, without limitation, those payments required pursuant to paragraphs 2.7 and 3.2 unless due to an intentional misrepresentation or breach of warranty by Borrower concerning the Receivables Collateral qualifying as Eligible Instruments; (ii) prepayments of the Receivables Loan resulting from prepayments of the Receivables Collateral by Purchasers which have not been solicited by Borrower in breach of the terms and conditions of paragraph 6.2(e),
(iii) prepayments of the Working Capital Loan through the application of Working Capital Loan Mandatory Payments, (iv) principal payments due under the Working Capital Loan Note required pursuant to paragraphs 2.7 and 3.2 unless due to an intentional misrepresentation or breach of warranty by Borrower concerning the Working Capital Loan Collateral qualifying as a Working Capital Loan Eligible Instrument; (v) prepayment of the Construction Loan through the application of Construction Loan Release Payments, or (vi) prepayments required pursuant to paragraph 2.1(d).

     (c) Prepayment Premium Payable for Involuntary Prepayments. Except as set forth in paragraph 2.8(b), (i) the Construction Loan Prepayment Premium shall be payable regardless of whether the prepayment of the Construction Loan is voluntary or is required because repayment of the Construction Loan has been accelerated pursuant to any of Lender's rights under the Loan Documents (including, without limitation, any right to accelerate following casualty or condemnation or when an Event of Default exists and continues), (ii) the Receivables Loan Prepayment Premium shall be payable regardless of whether the prepayment of the Receivables Loan is voluntary or is required because repayment of the Receivables Loan has been accelerated pursuant to any of Lender's rights under the Loan Documents (including, without limitation, any right to accelerate following casualty or condemnation or when an Event of Default exists and continues), and (iii) the Working Capital Loan Prepayment Premium shall be payable regardless of whether the prepayment of the Working Capital Loan is voluntary or is required because repayment of the Working Capital Loan has been accelerated pursuant to any of Lender's rights under the Loan Documents (including, without limitation, any right to accelerate following casualty or condemnation or when an Event of Default exists and continues).

2.9 Construction Loan Fee Receivables Loan Fee; Working Capital Loan Fee; Custodial Fee.

     (a) Loan Fee. Borrower will pay to Lender the Construction Loan Fee, the Receivables Loan Fee and the Working Capital Loan Fee in accordance with the requirements set forth in the Schedule. The Construction Loan Fee, the Receivables Loan Fee and the Working Capital Loan Fee have been earned and shall be non-refundable. A deposit in the amount of Fifty Thousand Dollars ($50,000) has been received by Lender, is non-refundable and shall be applied against the Receivables Loan Fee.

     (b) Custodial Fee. In addition to all other fees required to be paid in connection with the Receivables Loan, Borrower shall pay to Lender the fee ("Custodial Fee") identified in the Schedule as the Custodial Fee per each Instrument which is delivered to Lender in connection with the Receivables Loan and is in the physical custody of Lender. The Custodial Fee for an Instrument shall be paid by Borrower to Lender at the time the Instrument is assigned to Lender. After the Custodial Fee is paid for an Instrument, no fee shall be payable to Lender for any Instrument which is delivered to Lender pursuant to paragraph 3.2 in replacement of an Instrument for which Borrower has paid the Custodial Fee. Once a Custodial Fee has been paid to Lender, Borrower shall not be entitled to any reimbursement of any portions thereof.

2.10 Application of Proceeds of Collateral and Payments.

     (a) Construction Loan. Notwithstanding anything in the Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Construction Loan shall be applied to the extent applicable under the Loan Documents: (i) first, to any past due payments of interest on the Construction Loan and to accrued interest on the Construction Loan through the date of such payment, including any default interest; (ii) then, to any late fees, overdue risk assessment, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan
Documents in connection with the Construction Loan; and (iii) last, the remaining balance, if any, to the unpaid principal balance of the Construction Loan; provided, however, while an Event of Default or Incipient Default exists, each payment received with respect to the Construction Loan shall be applied to such amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above:
(x) interest on the outstanding unpaid principal balance of the Construction Loan shall be calculated and collected through the date payment is actually received by Lender; (y) interest on the outstanding unpaid principal balance of the Construction Loan shall be charged during any grace period permitted under the Loan Documents; and (z) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is applied as a payment under the Construction Loan that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Construction Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Construction Loan balance as Lender, in its discretion, deems appropriate under the circumstances.

     (b) Receivable Loan. Notwithstanding anything in the Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Receivables Loan shall be applied to the extent applicable under the Loan
Documents: (i) first, to any past due payments of interest on the Receivables Loan and to accrued interest on the Receivables Loan through the date of such payment, including any default interest; (ii) then, to any late fees, overdue risk assessment, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan Documents in connection with the Receivables Loan; and (iii) last, the remaining balance, if any, to the outstanding unpaid principal balance of the Receivables Loan; provided, however, while an Event of Default or Incipient Default exists, each payment received with respect to the Receivables Loan shall be applied to such amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (x) interest on the outstanding unpaid principal balance of the Receivables Loan shall be calculated and collected through the date payment is actually received by Lender; (y) interest on the outstanding unpaid principal balance of the Receivables Loan shall be charged during any grace period permitted under the Loan Documents; and
(z) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is applied as a payment under the Receivables Loan that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Receivables Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Receivables Loan balance as Lender, in its discretion, deems appropriate under the circumstances.

     (c) Working Capital. Notwithstanding anything in the Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Working Capital Loan shall be applied to the extent applicable under the Loan Documents: (i) first, to any past due amounts of interest on the Working Capital Loan and to accrued interest on the Working Capital Loan through the date of such payment, including any default interest; (ii) then, to any late fees, overdue risk assessment, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Loan Documents in connection with the Working Capital Loan; and (iii) last, the remaining balance, if any, to the outstanding unpaid principal balance of the Working Capital Loan; provided, however, while an Event of Default or Incipient Default exists, each payment received with respect to the Working Capital Loan shall be applied to such amounts owed to Lender by Borrower as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (x) interest on the outstanding unpaid principal balance of the Working Capital Loan shall be calculated and collected through the date payment is actually received by Lender; (y) interest on the outstanding unpaid principal balance of the Working Capital Loan shall be charged during any grace period permitted under the Loan Documents; and (z) to the extent that Borrower makes a payment or Lender receives any payments or proceeds of the Collateral for Borrower's benefit that is applied as a payment under the Working Capital Loan that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Working Capital Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Working Capital Loan balance as Lender, in its discretion, deems appropriate under the circumstances.

     (d) Other Rights. The provisions of this paragraph 2.10 are also subject to the parties' rights and obligations under the Loan Documents as to the application of proceeds of the Collateral following an Event of Default.

2.11 Borrower's Unconditional Obligation to Make Payments. Whether or not the proceeds from the Collateral shall be sufficient for that purpose, Borrower will make when due all payments required to be made pursuant to any of the Loan Documents, Borrower's obligation to make such payments being absolute and unconditional.

3. SECURITY

3.1 Grant of Security Interest. To secure the Performance of all of the Obligations, Borrower hereby grants to Lender a security interest in and assigns to Lender the Collateral. Such security interest shall be absolute, continuing, perfected, direct, first, exclusive and applicable to all existing and future Advances and to all of the Obligations. Borrower will unconditionally assign, endorse and deliver to Lender, with full recourse, all Instruments, Purchase Contracts and Reservation Agreements which are part of the Collateral. Borrower further warrants and guarantees the enforceability of the Receivables Collateral and the Working Capital Loan Collateral. Lender is hereby appointed Borrower's attorney-in-fact, which appointment is coupled with an interest, to take any and all actions in Borrower's name and/or on Borrower's behalf deemed necessary or appropriate by Lender with respect to the collection and remittance of payments (including the endorsement of payment items) received on account of the Collateral; provided, however, that Lender shall not take any action which is described in paragraph 7.2(e) unless an Event of Default exists. Lender may notify persons bound thereby of the existence of Lender's interest as assignee in the Collateral and request from any person bound by the Collateral any information relating to such person.

3.2 Ineligible Instruments.

     (a) If an Instrument which is part of the Receivables Collateral ceases to be an Eligible Instrument or is determined not to be an Eligible Instrument ("Receivables Loan Ineligibility Event"), then within thirty (30) days thereafter Borrower will (i) make to Lender a principal payment in an amount equal to the Receivables Loan Borrowing Base of the ineligible Instrument, plus accrued and unpaid interest on such payment, (ii) replace such ineligible Instruments with one or more Eligible Instruments having an aggregate Receivables Loan Borrowing Base of not less than the aggregate Receivables Loan Borrowing Base of the ineligible Instrument or (iii) perform a combination of
(i) and (ii). Simultaneously with the delivery of the replacement Eligible Instrument to Lender for an ineligible Instrument, Borrower will deliver to Lender all of the items (except for a "Request for Receivables Loan Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph 4.2 together with a "Borrower's Certificate" in form and substance substantially identical to Exhibit C. Lender will reassign and/or endorse over to Teton, without recourse or warranty of any kind, the ineligible Instrument if: (a) no Event of Default or Incipient Default exists; (b) Borrower has made any principal payment and Performed any replacement obligations as required above in connection with any Receivables Loan Ineligibility Event caused by such ineligible Instrument; and (c) Borrower has requested Lender in writing to release the ineligible Instrument. Borrower will prepare the reassignment document which shall be in form and substance substantially identical to Exhibit C-1 and will deliver it to Lender for execution, and Lender will send Borrower the re-assignment document and send to Teton, the Instrument being reassigned within thirty (30) days after satisfaction of the conditions precedent specified in the foregoing sentence.

     (b) If a Purchase Contract or Reservation Agreement which is part of the Working Capital Loan Collateral ceases to be a Working Capital Loan Eligible Instrument or is determined not to be a Working Capital Loan Eligible Instrument ("Working Capital Loan Eligibility Event"), then, within thirty (30) days thereafter Borrower will (i) make to Lender a principal payment in an amount equal to the

Working Capital Loan Borrowing Base of the ineligible instrument, plus accrued and unpaid interest on such payment, (ii) replace such ineligible Purchase Contract and Reservation Agreement with one or more Working Capital Loan Eligible Instruments having an aggregate Working Capital Loan Borrowing Base not less than the Working Capital Loan Borrowing Base of the ineligible instrument or (iii) perform a combination of (i) and (ii). Simultaneously with the delivery of the replacement Working Capital Loan Eligible Instrument to Lender for an ineligible Purchase Contract and Reservation Agreement, Borrower will deliver to Lender all of the items (except for a "Request for Working Capital Loan Advance and Certification") required to be delivered by Borrower to Lender pursuant to paragraph (4.2), together with a "Borrower's Certificate" in form and substance substantially identical to Exhibit C. Lender will reassign and/or endorse over to Teton, without recourse or warranty of any kind, the ineligible Purchase Contract and Reservation Agreement if: (a) no Event of Default or Incipient Default exists; (b) Borrower has made any principal payment and Performed any replacement obligations as required above in connection with any Working Capital Loan Ineligibility Event caused by such ineligible instrument; and (c) Borrower has requested Lender in writing to release the ineligible Purchase Contract and Reservation Agreement. Borrower will prepare the reassignment document which shall be in form and substance substantially identical to Exhibit C-1 and will deliver it to Lender for execution, and Lender will send Borrower the re-assignment document within thirty (30) days after satisfaction of the conditions precedent specified in the foregoing sentence.

3.3 Lockbox Collections and Servicing. Lockbox Agent shall be instructed and required to collect payments on the Instruments constituting part of the Receivables Collateral and remit collected payments to Lender on the last day (or if such day is not a Business Day, on the preceding Business Day) of each and every month after the date of the first Advance of the Receivables Loan, according to the terms of the Lockbox Agreement. Payments shall not be deemed received by Lender until Lender actually receives such payments from Lockbox Agent. Pursuant to the Servicing Agreement, Servicing Agent shall be instructed and required to furnish to Lender at Borrower's sole cost and expense, no later than the tenth (10th) day of each month commencing with the first full calendar month following the date of this Agreement, a report, in a format satisfactory to Lender, which: (a) shows as of the end of the prior month with respect to each Instrument which constitutes part of the Receivables Collateral (i) all payments received, allocated between principal, interest, late charges and taxes, (ii) the opening and closing balances, (iii) average consumer interest rates; and (iv) extensions, refinances, prepayments and other similar adjustments; and (b) indicates delinquencies of thirty (30), sixty (60), ninety
(90) days and in excess of ninety (90) days. Borrower will pay, without notice or demand, any amount which was due and payable by Borrower on the last Business Day of the preceding calendar month covered by such reports within five (5) Business Days following Borrower's Knowledge of such amounts. If such reports are not timely received, Lender may estimate the amount which was due and payable. Borrower will pay upon demand the amount determined by Lender in good faith to be due and payable. If payment is made on the basis of Lender's estimate and thereafter reports required by this paragraph are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within five (5) Business Days after the receipt by Lender of the aforementioned reports, in accordance with the provisions of Section hereof. At the end of each calendar quarter, Borrower will deliver or cause the Servicing Agent to deliver to Lender a current list of the names, addresses and phone numbers of the obligors on each of the Instruments constituting part of the Receivables Collateral. Borrower will also deliver or cause Servicing Agent to deliver to Lender, promptly after receipt of a written request for them, such other reports with respect to Instruments constituting part of the Receivables Collateral as Lender may from time to time reasonably require.

3.4 Replacement of Agents. If a default on the part of an Agent exists and continues under the agreement to which it is a party or an Event of Default exists and continues, Lender, subject to any additional restriction thereon contained in the Lockbox Agreement or the Servicing Agreement, as applicable, may at any time and from time to time, substitute a successor or successors to any Agent acting under the Servicing Agreement or Lockbox Agreement.

3.5 Maintenance of Security. Borrower will deliver, or cause to be delivered, to Lender and will maintain, or cause to be maintained, in full force and effect throughout the Term (except as otherwise expressly provided in such Loan Document), as security for the

Performance of the Obligations, the Security Documents and all other security required to be given to Lender pursuant to the terms of this Agreement.

4. CONDITIONS PRECEDENT TO ADVANCES; MINIMUM AMOUNT AND MAXIMUM FREQUENCY OF ADVANCES; METHOD OF DISBURSEMENT

4.1 Delivery of Loan Documents and Due Diligence Items Prior to Initial Advance. Lender's obligation to make the initial Advance of the Loan shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement:

     (a) Loan Documents. Borrower shall have delivered to Lender or caused to be delivered to Lender the following duly executed, delivered (where appropriate) and in form and substance satisfactory to Lender, not later than the Required Closing Date:

     (i) the Loan Documents;

     (ii) UCC financing statements for filing and/or recording, as appropriate, where necessary to perfect the security interests in the Collateral;

     (iii) the Title Policy;

     (iv) a favorable opinion or opinions from independent counsel for Borrower, which counsel shall be satisfactory to Lender and which opinion shall cover such matters as Lender may require, including, without limitation, the Minimum Opinion Matters pertaining to Borrower and the Time-Share Project;

     (v) the Third Party Consents;

     (vi) such other documents as Lender may reasonably require to effect the intent and purposes of this Agreement.

     (b) Organizational, Time-Share Project and Other Due Diligence Documents. Borrower shall have delivered to Lender prior to the earlier of (a) the date of the initial Advance of the Loan or (b) the Required Closing Date:

     (i) the Articles of Organization of Borrower and, if applicable, their respective managers, members and partners, to the extent any such entity is not a natural person;

     (ii) the Resolutions of Borrower and, if applicable, of their respective managers, members and partners, to the extent any such entity is not a natural person, authorizing the execution and delivery of the Loan Documents, the transactions contemplated thereby and such other matters as Lender may require;

     (iii) [Intentionally Omitted];

     (iv) a Phase I environmental assessment of the Time-Share Project;

     (v) evidence that all taxes and assessments on the Time-Share Project due and payable as of the date of the initial Advance of the Loan have been paid;

     (vi) a 1997 ALTA/ACSM survey map of the Time-Share Project prepared by a licensed land surveyor acceptable to Lender, certified to Lender in writing and showing the Time-Share Project, evidence of access to the Time-Share Project, all easements necessary for the operation and use of the Time-Share Project, and such other details as Lender may reasonably require; and/or at Lender's option, a condominium map if any part of the Time Share Project has been dedicated to a condominium regime;

     (vii) all permits, licenses, approvals and certificates for the occupancy, use and operation of the Time-Share Project for time-share and other intended uses and for the sale of Time-Share Interests, but excluding the Minimum Required Time-Share Approvals and Certificates of Completion or occupancy for the Time-Share Project;

     (viii) evidence that the Time-Share Project is zoned for time-share and other intended uses and that all approvals required for such uses under any covenants, conditions and restrictions, including any necessary architectural committee approvals, have been obtained. In addition, evidence satisfactory to Lender that the present use of the Time-Share Project will not violate any existing bylaws, restrictions, covenants or regulations affecting the Time-Share Project;

     (ix) the Insurance Policies;

     (x) evidence that the Time-Share Project is not located within a flood prone area or, if within a flood zone, evidence that flood insurance has been obtained;

     (xi) evidence of the current and continued availability of utilities necessary to serve the Time-Share Project for time-share and other intended uses or evidence that upon the Completion of the Work the same will be available;

     (xii) evidence of access to and parking for the Time-Share Project adequate for time-share and hotel uses;

     (xiii) a copy of all marketing contracts, management contracts, service contracts, operating agreements, equipment leases, space leases and other agreements pertaining to the Time-Share Project and which are necessary for the sale, operation and intended time-share use of the Time-Share Project and are not otherwise required pursuant to another item in this paragraph;

     (xiv) as a condition precedent to the first Advance of the Receivables Loan, evidence that each owner of a Time-Share Interest will have available to it the quiet and peaceful enjoyment of the Time-Share Interest (including promised amenities and necessary easements) owned by it which cannot be disturbed so long as such owner is not in default of its obligations to pay the purchase price of its Time-Share Interest, to pay assessments to Teton or to the Time-Share Association, and to comply with reasonable rules and regulations pertaining to the use of the Time-Share Interest ("Quiet Enjoyment Rights");

     (xv) satisfactory evidence that upon the initial Advance, Borrower shall have good and marketable title to the Collateral. In addition, satisfactory evidence that the security interests to be granted to Lender have been duly perfected as first and prior charges and security interests and that there are no other legal charges or security interests filed against the Collateral except for Permitted Encumbrances; and

     (xvi) such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance of the Loan and the satisfaction of the conditions precedent to the Advance.

     (c) Minimum Price Schedule. Lender shall have received from Borrower a pricing schedule for the Time-Share Interests, which schedule shall be acceptable to Lender, which demonstrates an individual retail value of each Time-Share Interest satisfactory to Lender and a total projected retail value of the Time-Share Interests of not less than Sixty One Million Five Hundred Thousand Dollars ($61,500,000). The minimum price schedule is attached hereto as Exhibit M.

     (d) Transfer Fees. Lender shall have received in form and substance satisfactory to Lender, evidence of payment of transfer fees and taxes assessed by applicable governmental authorities in connection with the transactions contemplated herein.

     (e) Financials. Borrower shall deliver to Lender proforma consolidated unaudited financial statements prepared on the assumption that the full amount of the Construction Loan, Receivables Loan and the Working Capital Loan have been advanced to the Borrower and reflecting that the Borrower has a positive net worth and are solvent, together with current financial statements for the Borrower (with respect to the financial reporting period ending no earlier than sixty (60) days prior to the Required Closing Date) in the form required by paragraph 6.1(d)(i) together with a compliance certificate in the form required by paragraph 6.1(d)(i). Lender shall have received the proforma operating budget for the Time-Share Association. Lender shall have received audited financial statements for Raintree for its fiscal year ending 1998 which shall reflect no material adverse change from the draft fiscal year 1998 financial statements previously received by Lender.

     (f) Regulatory Scheme; Alternate Uses. Lender shall be satisfied with the regulatory scheme having jurisdiction over the marketing and sale of Time-Share Interests in Wyoming including, without limitation, rescission periods, the necessity for public reports, the use by Borrower of purchaser deposits and requirement that purchaser deposits be held within escrow accounts. In addition Lender must be satisfied as to the financial viability of any planned uses of the Time-Share Project which are alternative to the sale of fractional interests therein (e.g. hotel use, full unit condominium sale).

     (g) Credit Reports; Search Reports; Site Inspections. Lender shall have received, in form and substance satisfactory to Lender, the results of UCC searches with respect to Borrower and (if existing) the Time-Share Association and with respect to Borrower, lien, litigation, judgment and bankruptcy searches for Borrower, and (if existing) the Time-Share Association conducted in such jurisdictions as Lender deems appropriate and having a currency meeting Lender's requirements.

     (h) Organizational Structure. Lender shall be reasonably satisfied with the organizational structure of Borrower.

     (i) Broker. If the services of a broker have been utilized by Borrower to arrange the Construction Loan, the Receivables Loan or the Working Capital Loan, evidence that any fee due such broker or brokers has been paid or shall be paid. In any event, such fees are to be borne solely by Borrower.

     (j) Existing Debt. There shall exist no default, events of default or incipient defaults under the Redeemable Senior Notes.

     (k) Appraisal. Lender has received satisfactory evidence that the Real Property, on the date of the first Advance, has an "as is" fair market value of at least Four Million Dollars ($4,000,000).

     (l) Minimum Equity. Borrower has demonstrated to the satisfaction of Lender that Teton has invested at least One Million Dollars ($1,000,000) in cash in the development of the Time-Share Project, which cash shall have been expended in the manner set forth in the Budget approved by Lender.

     (m) Title Policy. Lender shall have received the Title Policy or an irrevocable commitment from the Title Insurer to issue the same, which commitment shall include binding commitment from the Title Insurer to insure Lender against any liens which may arise between the first Advance of the Loan and the recordation of the Mortgage.

     (n) Marketing Agreements. Lender shall have received and approved all marketing agreements pertinent to the Time-Share Project, if any (which, if such exist, shall be collaterally assigned to Lender pursuant to the Time-Share Marketing Agreement Assignment) and which agreements shall be terminable at Lender's option upon an Event of Default.

     (o) Matters Regarding Golf and Ski Benefits. Lender is satisfied with the terms and conditions of the agreements that entitle Purchasers to golf, ski and other recreational benefits; the golf, ski and other recreational benefits shall be owned by Teton, but shall be transferable to the Time-Share Association pursuant to paragraph 6.1(p); with each payment made by Teton to the person from whom Teton is purchasing golf, ski and other recreational benefits, Teton will have purchased a determined number of such benefits; and Lender is satisfied with the manner in which the purchase price for golf, ski and other recreational benefits is paid by Teton (with Lender having the right to withhold from the proceeds of the Receivables Loan the amount of such purchase price and remit the same directly to the seller of such benefits).

     (p) Minimum Sales. Borrower is in compliance with the Minimum Monthly Sales Covenant contained in Section S.4(b) of the Schedule (assuming for purposes of this condition that such covenant is tested monthly) for the period ending as of the last day of the month previous to the first Advance.

4.2 Additional Conditions Precedent.

     (a) Construction Loan. For each Advance of the Construction Loan, Lender's obligation to make such Advance shall be subject to the terms and provisions of the Construction Covenants.

     (b)  Receivables  Advances.  For  each  Advance  of the  Receivables  Loan,
Lender's obligation to make such Advance shall be subject to the terms and conditions set forth in Exhibit E, including delivery of the items called for therein, at least five (5) Business Days prior to the date of an Advance of the Receivables Loan.

     (c) Working Capital Advances. For each Advance of the Working Capital Loan, Lender's obligation to make such Advance shall be subject to the terms and conditions set forth in Exhibit D, including delivery of the items called for therein, at least five (5) Business Days prior to the date of an Advance of the Working Capital Loan.

4.3 General Conditions Precedent to All Advances. Lender's obligation to fund any Advance is subject to and conditioned upon the additional terms and conditions set forth in the following subparagraphs being satisfied at the time of such Advance:

     (a) No material adverse change shall have occurred in the Time-Share Project, the Collateral, the business or financial condition of Borrower (since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower), or the ability of Borrower to Perform the Obligations.

     (b) There shall have been no material, adverse change in the warranties and representations made in the Loan Documents by Borrower.

     (c) Neither an Event of Default nor Incipient Default shall have occurred and be continuing.

     (d) The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum rate permitted by the Applicable Usury Law.

     (e)  Subject to the  conditions  for payment of such loan fees set forth at
S.3 of the Schedule, Borrower shall have paid to Lender the Construction Loan Fee, the Receivables Loan Fee, the Working Capital Loan Fee and all other fees which are required to be paid at the time of the Advance.

4.4 Receivables Loan Conditions. The parties acknowledge that those conditions precedent to the making of the first Advance of the Receivables Loan (including, without limitation, the execution of a satisfactory Lockbox Agreement and Servicing Agreement) have not been satisfied as of the Required Closing Date. Borrower acknowledges that Lender shall have no obligation to make an Advance of the Receivables Loan until such time as all such conditions have been satisfied to the satisfaction of Lender.

4.5 Conditions Satisfied at Borrower's Expense. The conditions to Advances shall be satisfied by Borrower at its expense.

4.6 Minimum Amount and Maximum Frequency of Advances. Advances of the Working Capital Loan and the Receivables Loan shall be made in amounts not less than the amounts identified in the Schedule as the Minimum Advance Amount. Such Advances shall be made no more frequently in any calendar month than the frequency identified in the Schedule as the Maximum Advance Frequency. The amount and frequency of Advances of the Construction Loan shall be as set forth in the Construction Covenants.

4.7 Disbursement of Advances. Advances may be payable to Borrower, or, if requested by Borrower and approved in writing by Lender, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower. Advances shall be disbursed in Dollars by wire transfer or, at Borrower's option exercised by written request to Lender, by check or drafts. Borrower will pay Lender's reasonable charge in connection with any wire transfer, and Lender's current charge is identified in the Schedule as the Wire Transfer Fee. Lender may, at its option, withhold from any Advance any sum (including costs and expenses) then due to it under the terms of the Loan Documents or which Borrower would be obligated to reimburse Lender pursuant to the Loan Documents if first paid directly by Lender. In addition, Work-Related Advances shall be made pursuant to the Construction Covenants.

4.8 No Waiver. Although Lender shall have no obligation to make an Advance unless and until all of the conditions precedent to the Advance have been satisfied, Lender may, at its discretion, make Advances prior to that time without waiving or releasing any of the Obligations.

5. BORROWER'S REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Lender that:

5.1 Good Standing.

     5.1.1 Teton is a duly organized, validly existing and in good standing as a business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the state identified in the Schedule as Borrower's State of Organization and is authorized to do business in the state where the Time-Share Project is located and in each state where Borrower is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Teton has full power and authority to carry on its business and to own its property.

     5.1.2 Raintree is duly organized, validly existing and in good standing as a business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the state identified in the Schedule as Borrower's State of Organization and in each state where at any time the location or nature of its properties or its business makes such qualification necessary. Raintree has full power and authority to carry on its business and to own its property.

5.2 Power and Authority; Enforceability. Borrower has full power and authority to execute and deliver the Loan Documents and to Perform the Obligations. All action necessary and required by Borrower's Articles of Organization and all other Legal Requirements for Borrower to obtain the Construction Loan, the Receivables Loan and the Working Capital Loan, to execute and deliver the Loan Documents and to Perform the Obligations has been duly and effectively taken. The Loan Documents are and, to Borrower's Knowledge, shall be, legal, valid, binding and enforceable against Borrower; and do not violate the Applicable Usury Law or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower is a party. Except for the Third Party Consents delivered pursuant to paragraph 4.1(a) and the consents evidenced by the Resolutions delivered pursuant to paragraph 4.1(b), no consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Loan Documents.

5.3 Borrower's Principal Place of Business. Each Borrower's principal place of business and chief executive office are located at the addresses identified in the Schedule as Borrower's Principal Place of Business and Borrower's Chief Executive Office.

5.4 No Litigation. There is no action, litigation or other proceeding pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower, which might materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations. Borrower will promptly notify Lender if any such action, litigation or proceeding is commenced or threatened.

5.5 Compliance with Legal Requirements. To Borrower's Knowledge, Borrower has complied with all Legal Requirements in all material respects, including, without limitation, with respect to the Time-Share Project, all Legal Requirements of the state in which the Time-Share Project is located and all other governmental jurisdictions in which Time-Share Interests will be sold or offered for sale by Borrower.

5.6 No Misrepresentations. The Loan Documents and all certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the Construction Loan, the Receivables Loan and the Working Capital Loan do not contain as of the date furnished to Lender any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower or the ability of Borrower to Perform the Obligations; provided, however, that with respect to written materials, certificates and financial statements furnished to Lender on behalf of Borrower, Borrower makes the foregoing representation only to the best of Borrower's Knowledge .

5.7 No Default for Third Party Obligations. To the best Knowledge of Borrower, Borrower is not in default under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing or in violation of or in default under any material term in any other material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

5.8 Payment of Taxes and Other Impositions. Borrower has filed all tax returns and has paid all Impositions, if any, required to be filed by it or paid by it, including real estate taxes and assessments relating to the Time-Share Project or the Collateral.

5.9 Sales Activities. Prior to the date of this Agreement, Borrower has sold Time-Share Interests and offered Time-Share Interests for sale only in the jurisdictions identified in the Schedule as the Jurisdictions Where Sales And/or Offers to Sell Have Occurred.

5.10 Time-Share Interest Not a Security. Borrower has not sold or offered for sale any Time-Share Interest as an investment. To the best of Borrower's Knowledge, neither the sale nor the offering for sale of any Time-Share Interest will constitute the sale or the offering for sale of a security under any applicable law.

5.11 Zoning Compliance. Neither time-share use nor other transient use and occupancy of the Time-Share Project violates or constitutes or will violate or constitute a non-conforming use or require a variance under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Time-Share Project.

5.12 Eligible Instruments. Each Instrument which is assigned to Lender pursuant to this Agreement and against which an Advance of the Receivables Loan is requested or which is assigned in satisfaction of Borrower's obligations under paragraph 2.7 or 3.2 shall be an Eligible Instrument at the time of assignment. Borrower has Performed all of its obligations to Purchasers, and there are no executory obligations to Purchasers to be Performed by Borrower, except for non-delinquent and executory obligations disclosed to Purchasers in their Purchase Contracts. Each Purchase Contract and Reservation Agreement which is assigned to Lender pursuant to this Agreement and against which an Advance of the Working Capital Loan is requested or which is assigned in satisfaction Borrower's obligations under paragraph 2.7 and 3.2 shall be a Working Capital Loan Eligible Instrument.

5.13 Assessments and Reserves. When a Purchaser closes the purchase of a Time-Share Interest, such Purchaser automatically becomes a member of the Time-Share Association; and will thereafter remain a member of the Time-Share Association and be entitled to vote on the affairs thereof, subject only to retaining ownership of a Time-Share Interest. From and after the Association and Assessment Compliance Date: (a) the Time-Share Association will have authority to levy annual assessments to cover the costs of maintaining and operating the Time-Share Project; (b) to Borrower's Knowledge, the Time-share Association will be solvent; (c) to Borrower's Knowledge, levied assessments will be adequate to cover the current costs of maintaining and operating the Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to the extent and as required under the Time-Share Program Consumer Documents; and (c) to Borrower's Knowledge, there will be no events (other than inflation) which could give rise to a material increase in such costs, except for additions of subsequent phases of the Time-Share Project that will not materially increase assessments.

5.14 Title to and Maintenance of Common Areas and Amenities. Except as otherwise permitted and disclosed by the Time-Share Program Governing Documents, from and after the Association and Assessment Compliance Date: (a) the Time-Share Association or the owners of Time-Share Interests in common will at all times own the furnishings in the Units and all the common areas in the Time-Share Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; (b) no part of the Time-Share Project is or will be subject to partition by the owners of Time-Share Interests; and (c) all access roads and utilities and off-site improvements necessary to the use of the Time-Share Project will have been dedicated to and/or accepted by the responsible governmental authority or utility company or are owned by an association of owners of property in a larger planned development or developments of which the Time-Share Project is a part.

5.15 [Intentionally omitted]

5.16 Year 2000. Borrower has taken all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

5.17 Survival and Additional Representations and Warranties. The representations and warranties contained in this Article 5 are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

6. BORROWER'S COVENANTS

6.1 Borrower's Affirmative Covenants.

     (a) Good Standing. Borrower will maintain its existence as a business organization of the type described below when it has signed this Agreement, duly organized and validly existing and in good standing as the type of organization identified in the Schedule as Borrower's Type of Business Organization under the laws of the state identified in the Schedule as Borrower's State of Organization and with respect to Teton, remain in good standing and authorized to do business in the state where the Time-Share Project is located and in each state where Teton is then selling Time-Share Interests and with respect to Teton and Raintree, where at any time the location or nature of their properties or their business then makes such good standing and qualification necessary. Borrower will maintain full authority to Perform the Obligations and to carry on its business and own its property.

     (b) Compliance with Legal Requirements. Borrower will comply with and maintain in full force and effect all Legal Requirements in all material respects, including, without limitation, all Legal Requirements of the jurisdiction in which the Time-Share Project is located and all other governmental jurisdictions in which the Time-Share Project is located or in which Time-Share Interests will be sold or offered for sale by Borrower.

     (c) Insurance. Borrower will provide and maintain at Borrower's sole cost and expense, and deliver to Lender, such insurance as is from time to time required by the Lender, written by such insurers, in such amounts and forms and with such limits, deductibles and retentions as are reasonably satisfactory to Lender, provided, however, that Lender shall not alter, amend or modify said insurance requirements more than once during any calendar year.

     (d) Reports.

     (i) Financial Information. During the Term, Borrower shall be required to furnish or cause to be furnished to Lender the following financial statements prepared in reasonable detail, and certified as correct by the principal financial officer of the subject of such statement: (a) within forty five (45) days after the end of each fiscal quarter, a statement of profit and loss, a balance sheet, and a cash flow statement as of the end of such quarter, as to Teton and as to Raintree, showing operating results for such quarter for the period from the beginning of the relevant fiscal year through the end of such quarter and for the comparable period of the preceding fiscal year, if any, together with an accounts payable aging schedule for Teton as of the end of such quarter, aging Teton's accounts payable on a thirty (30), sixty (60), ninety (90) and beyond a ninety (90) day basis, from due date; and (b) within one hundred twenty (120) days after the end of each fiscal year, a statement of profit and loss, a balance sheet and a cash flow statement as of the end of such year, as to each of Teton and Raintree, and as to the Time-Share Association. The annual financial statements of Teton, Raintree and the Time-Share Association shall be audited by a certified public accounting firm acceptable to Lender in accordance with GAAP. Teton's, Raintree's and the Time-Share Association's annual financial statements shall be accompanied by a management letter from the accountants detailing any deficiencies in accounting practices and commenting on any other accounting-related matters. Together with Teton's and Raintree's quarterly financial statements, Teton and Raintree will deliver to Lender a certificate signed by Teton's and Raintree's chief executive officer and chief financial officer stating that, as of the date of such certificate, there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower proposes to take with respect thereto. Such certificate shall state specifically that Borrower is in compliance with paragraphs 6.1(c), 6.1(e), 6.2(b) and 6.2(c), shall demonstrate the extent to which Borrower is in compliance with Sections S.4(a), S.4(b), S.4(c), S.4(d) and S.4(f) of the Schedule. Together with Teton's and Raintree's quarterly financial statements, Teton and Raintree shall also deliver to Lender a copy of the bank statement and other reports reflecting the balance of Cash Equivalents of Teton as of the end of such quarterly period, required to be maintained pursuant to Section S.4(e) of the Schedule. Raintree shall supply to Lender copies of any compliance certificates submitted by Raintree to the holder of the Redeemable Senior Notes concurrently with the submission of such certificate to such holder(s) and any notices (other than notices of a routine nature) given by the holder of the Redeemable Senior Notes to Raintree or given by Raintree to the holder of the Redeemable Senior Notes, concurrently with such giving or receipt. For purposes of this paragraph, in the case of a partnership or limited liability company, "chief executive officer" of an entity shall mean the general partner, member or manager having primary responsibility for the operations of such entity; and "chief financial officer" of such an entity shall mean the general partner, member or manager having primary responsibility for the finances of such entity.

     (ii) Litigation. Borrower will promptly notify Lender if any action, litigation or other proceeding becomes pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower, which might materially adversely affect the Time-Share Project, the Collateral, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations.

     (iii) Sales Reports. On or before the tenth day after the end of each month, Borrower will cause to be furnished to Lender a sales report showing the number of tours, the number of sales and closings of Time-Share Interests and the aggregate dollar amount thereof, including average sales price and down payments, during such month.

     (iv) Time-Share Project and Sales Information. Borrower will deliver current price lists for Time-Share Interests to Lender from to time to time within ten (10) Business Days after receipt of a written request from Lender to do so. Borrower will deliver to Lender from time to time, as available and promptly upon amendment or effective date, sales literature, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses. Borrower will deliver to Lender any changes which Borrower proposes or any other person having the power to do so proposes be made to the Time-Share Program Consumer Documents and/or the Time-Share Program Governing Documents last delivered to Lender, together with a description and explanation of the changes; and other items requested by Lender which relate to the Time-Share Interests.

     (v) Right to Inspect. Borrower will at its expense permit Lender and its representatives at all reasonable times to inspect the Time-Share Project and to inspect, audit and copy Borrower's books and records, provided, however, that, so long as no Event of Default or Incipient Default has occurred and is continuing, Lender shall provide to Borrower ten (10) Business Days' prior written notice before conducting such inspections and audits.

     (vi) Association Budgets. Borrower will submit to Lender within ten (10) days after each is available, proposed annual maintenance and operating budgets of the Time-Share Association, certified to be adequate by the Time-Share Manager (or if there is not a Time-Share Manager, by an authorized officer of the Time-Share Association) and a statement of the annual assessment to be levied upon the owners of Time-Share Interests; and will use its best efforts to cause to be made available to Lender for inspection, auditing and copying, upon Lender's request, the books and records of the Time-Share Association.

     (vii) Material Increases to Assessments. If Borrower has Knowledge or has reason to believe that an event (other than general changes in the economy) has occurred or could occur which could give rise to a material increase in assessments to cover the then current costs of operating the Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to the Time-Share Project, it will notify Lender of the occurrence of such event.

     (viii)  Indenture  Limitations.  Attached  hereto as Exhibit K is a copy of
     Section 4.09 of the Indenture setting forth restrictions on the ability of Raintree and those of its Affiliates constituting "Restricted Subsidiaries" (as defined in the Indenture) (including Teton) to incur indebtedness. Concurrently with the delivery to Lender of the quarterly financial statements for Borrower (or at such more frequent times as Lender shall request upon reasonable advanced written notice to Borrower), Raintree shall supply to Lender a certification in the form attached hereto as Exhibit L reflecting the extent to which Raintree and those of its Affiliates constituting "Restricted Subsidiaries" (including Teton) are in compliance with the borrowing limitations set forth in the Indenture.

     (ix) Additional Information. Borrower will deliver to Lender the reports and other information required pursuant to paragraph 3.3, and Borrower will make available such further information as Lender may from time to time reasonably request.

     (e) Subordination of Indebtedness Owing to Affiliates. Borrower will cause any and all indebtedness owing by it to its shareholders, directors, officers, partners, members or managers, as the case may be, or to the relatives or Affiliates of Borrower or any of the foregoing, and all liens, security interests and other charges on the assets of Borrower in favor of the foregoing persons to be fully subordinated in all aspects to the Obligations pursuant to written agreements satisfactory to Lender; provided, however, that (A) if neither an Event of Default nor an Incipient Default then exists or will exist after giving effect to such payment, such subordination shall not extend to (i) reasonable bonuses, salaries, other compensation and fees at normal and customary rates for services actually rendered so long as the payment of such salaries and fees is not prohibited or otherwise limited pursuant to any provision set forth in the Schedule and (ii) payments expressly permitted pursuant to the terms of this Agreement and (B) any such subordination shall be subject to section 4.08 of the Indenture.

     (f) Payment of Taxes. Borrower will file when due all tax returns and will pay when due all taxes, if any, required to be filed by it or paid by it, including real estate taxes and assessments relating to the Time-Share Project or the Collateral. Borrower will provide to Lender not more than thirty (30) days after the date on which such Impositions were required to be paid pursuant to the preceding sentence prior to being deemed delinquent, evidence that all taxes required to be paid pursuant to the preceding sentence on the Units and Time-Share Project common areas and related amenities have been paid in full.

     (g) Payment of Impositions. Borrower will promptly pay upon demand all Impositions imposed upon Lender by any state of the United States or political subdivision thereof or the United States by reason of the Loan Documents, the Collateral and/or any sale, rental, use, delivery or transfer of title to the Collateral, other than any tax measured by net income payable by Lender to any State of the United States or political subdivision thereof or to the United States of America under Section 11 or 1201 of the Internal Revenue Code, as amended, in consequence of the receipt of payments provided for in the Loan Documents and other than any general franchise tax or business license taxes measured by Lender's gross income. If it is unlawful for Borrower to pay such Impositions, Borrower shall not be required to pay such Impositions; but Lender may demand payment of such additional amount as is necessary to maintain Lender's yields on the Receivables Loan, Construction Loan and Working Capital Loan in either a single payment or at Lender's option, in installment payments, and Borrower will pay such amount upon demand. If it is unlawful to pay such additional amount, Borrower shall not be required to pay it; but Lender may demand immediate payment of the Obligations in full (together with the applicable Receivables Loan Prepayment Premium, Construction Loan Prepayment Premium and Working Capital Loan Prepayment), and Borrower will pay the Obligations in full within sixty (60) days after such demand. If Lender has not received evidence satisfactory to it from Borrower that such Impositions have been paid by Borrower within five (5) days after demand was made upon Borrower to make such payment, Lender may, at its option, pay the same, and Borrower shall immediately reimburse Lender for such sums so expended, together with interest thereon at the Default Rate until paid.

     (h) Further Assurance. Borrower will execute or cause to be executed all documents and do or cause to be done all acts reasonably necessary for Lender to perfect or evidence and to continue the perfection of the liens and security interest of Lender in the Collateral or otherwise to effect the intent and purposes of the Loan Documents.

     (i) Fulfillment of Obligations to Purchasers. Borrower will fulfill, and will use its best efforts cause its Affiliates, agents and independent contractors at all times to fulfill, all their respective material obligations to Purchasers. Borrower will Perform all of its material obligations under the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents.

     (j) Material Increases to Assessments. Borrower (i) will use its best efforts to cause the Time-Share Association to (A) discharge its obligations under the Time-Share Program Governing Documents and (B) maintain a reasonable reserve for capital improvements to the Time-Share Project and (ii) so long as Borrower controls the Time-Share Association will pay to such association not less often than once every twelve (12) months, the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred by the Time-Share Association, together with a reasonable reserve for capital improvements and the amount of any installment of real property taxes currently due and payable with respect to the Time-Share Project and related amenities, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments payable to the Time-Share Association by owners (other than Borrower) of Time-Share Interests therein through the end of the calendar month preceding the month in which such payment is made.

     (k) Maintenance of Time-Share Project and Other Property. Teton will maintain or cause to be maintained in good condition and repair all common areas in the Time-Share Project and other on-site amenities which have been promised or represented as being available to Purchasers and which are not the responsibility of the Time-Share Association to maintain and repair, to the extent owned by Borrower or an Affiliate of Borrower, all portions of improvements in which Units are located and are not part of the Time-Share Project. Teton will maintain or use its best efforts to cause the Time-Share Association to maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.

     (l) Maintenance of Larger Tract. To the extent either the Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of the Time-Share Project, Teton will pay its commercially reasonable share of common expenses to be allocated to the Time-Share Project. Borrower will use commercially reasonable efforts to cause all such property which is not part of the Time-Share Project to be professionally managed in a first class manner.

     (m) Collection of Receivables Collateral. Borrower will undertake the diligent, timely and commercially reasonable collection of amounts delinquent under each Instrument which constitutes part of the Receivables Collateral and under each Purchase Contract and Reservation Agreement which constitute part of the Working Capital Loan Collateral and will bear the entire expense of such collection. Lender shall have no obligation to undertake any action to collect under any Instrument.

     (n) Notice of Lender's Interest. Borrower will deliver under its letterhead notice of Lender's interest in the Receivables Collateral and Working Capital Loan Collateral to persons bound thereby, if requested, and will cause such notice to comply with applicable law.

     (o) Year 2000. Borrower shall take all action necessary to assure that there will be no material adverse change to Borrower's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At Lender's request, Borrower shall provide to Lender assurance reasonably acceptable to Lender that Borrower's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

     (p) Transfer to the Time-Share Association. On or before the earlier of (i) the obtaining of a certificate of occupancy for the Improvements or (ii) June 30, 2000, Borrower shall cause to be transferred to the Time-Share Association, the golf, ski and other recreation benefits described in paragraph 4.1(o).

     (q) Post  Closing.  Within seven (7) Business  Days  following the Required
Closing Date, Raintree shall deliver to Lender a favorable opinion of counsel satisfactory in form and substance to Lender from Raintree's Texas counsel, opining as to the enforceability of this Agreement and each of the Construction Loan Note, Receivables Loan Note and Working Capital Loan Note made and executed by Raintree. In the event modifications are required to be made in this Agreement or any of the aforementioned notes in order for counsel to render a favorable opinion to Lender, Borrower agrees to promptly make such modifications to the satisfaction of Lender and to Raintree's opining counsel.

     (r) Escrow. Unless Borrower is required pursuant to the terms of a particular Reservation Agreement to refund monies to the Purchaser thereunder, Borrower agrees to cause all monies paid under Working Capital Eligible Instruments to remain within the Escrow until the closing of the sale which is the subject matter of the Reservation Agreement. Borrower agrees to give written notice to Lender within five Business Days after such time as any monies paid under a Working Capital Eligible Instrument are refunded to the Purchaser thereunder.

6.2 Borrower's Negative Covenants.

     (a) Change in Borrower's Name or Principal Place of Business. Borrower will not change its name or move its principal place of business or chief executive office except upon not less than sixty (60) days' prior written notice to Lender.

     (b) Restrictions on Additional Indebtedness.

     (i) Subject to the additional restrictions set forth in paragraph 6.2(c) below, Teton will not incur any additional indebtedness, including, without limitation, any liability under any capitalized lease or any liability as a guarantor or other contingent liability, except for the following ("Permitted Debt"): (ii) short term accounts payable incurred in connection with the operation of the Time-Share Project in the ordinary course of business; or (iii) indebtedness resulting from borrowings which were obtained under financings of time-share receivables in the ordinary course of Teton's business and Lender has elected, or is deemed to have elected, not to provide such financing pursuant to the provisions of paragraph 6.2(b)(ii) below and provided that such indebtedness does not violate any of the provisions of this Agreement. Without limiting the generality of the foregoing, as a condition to approval of any third party loan or financing which is not Permitted Debt, Lender may require that Teton deliver to Lender copies of the financing documents and such other information as Lender may reasonably request with respect to such third party loan and/or financing and estoppel certificates, agreements providing notice and cure rights and subordination agreements executed by the person providing the financing.

     (ii) If, during the Receivables Loan Borrowing Term, Teton wishes to accept an offer from a third party for financing of time share receivables, Teton shall give Lender written notice of its intent to do so together with a copy of the written proposal for the financing from the prospective third party lender. Lender shall have ten (10) Business Days from receipt of the notice and any other items reasonably requested by Lender in connection with such proposed financing to issue a financing proposal. Lender shall have forty five (45) days following the receipt of the financing proposal timely accepted by Teton within which to issue a commitment to extend such financing upon terms substantially equivalent to the terms of the Receivables Loan as contained in this Agreement; provided, however, Lender shall have no obligation to issue such commitment. The failure of Lender to issue a commitment within the foregoing period of time shall be deemed to be an election by Lender not to extend such financing. If Lender elects not to extend such financing, Teton shall be free to accept the proposal from such third party lender and close such transaction. The obtaining by a particular Purchaser of financing of the acquisition of the Time-Share Interests purchased by such Purchaser shall not be subject to the provisions of this paragraph 6.2(b)(ii).

     (c) Restrictions on Liens or Transfers. Teton, without the prior written consent of Lender, will not: (i) sell, convey, lease, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the Obligations other than the sale of Time-Share Interests in the ordinary course of business provided that any payment due to Lender as a result of such sale is paid to Lender. In connection with the lease of any commercial space within the Time-Share Project, in addition to obtaining the consent of Lender as to such lease, the lease agreement shall be collaterally assigned to Lender pursuant to an assignment satisfactory to Lender as further security for the payment and Performance of the Obligations and all proceeds from such lease shall be remitted to Lender so long as there is an outstanding unpaid principal balance due under the Construction Loan, for application against such principal balance;
(ii) permit or suffer to exist any liens, security interests or other encumbrances on the Collateral, except for (A) the Permitted Encumbrances, (B) the liens and security interests expressly granted to Lender, and (C) liens against Purchasers and in favor of a Borrower or the Time-Share Association for payment of assessments or for amounts due under any executed Time-Share Project Consumer Documents; (iii) sell, convey, lease, transfer or dispose of all or substantially all of its assets to another entity provided, however, that this section (iii) shall not be any more restrictive to the Borrower than is permitted by section 4.10 of the Indenture; or (iv) permit or suffer to exist any change in the legal or beneficial ownership of Teton or any change in the power to control it, Without limiting Lender's right to withhold its approval for other reasons, as a condition to approval of any lien, security interest or other charge upon any of the Collateral, Lender may require that the third party execute a subordination agreement satisfactory to Lender and provide

Quiet Enjoyment Rights to owners of Time-Share Interests.

     (d) No Sales Activities Prior to Approval. Borrower will not sell any Time-Share Interest or offer any Time-Share Interest for sale in any jurisdiction, unless: (i) Borrower has delivered to Lender true and complete copies of the Minimum Required Time-Share Approvals required in such jurisdiction for its proposed conduct and all other evidence required by Lender that Borrower has complied with all Legal Requirements of such jurisdiction governing its proposed conduct; and (ii) Borrower has delivered to Lender the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents which Borrower will be using in connection with the Time-Share Project and the sale or offering for sale of Time-Share Interests in such jurisdiction and such documents have been approved by Lender, which approval shall not be unreasonably withheld.

     (e) No Modification of Receivables Collateral or Payments by Borrower. Borrower will not cancel or materially modify, or consent to or acquiesce in any material modification to any Reservation Agreements which constitute Working Capital Loan Collateral or waive the timely performance of the material obligations of the Purchaser under such Reservation Agreement. In addition, Borrower will not cancel or materially modify, or consent to or acquiesce in any material modification (including, without limitation, any change in the interest rate or amount, frequency or number of payments) to, or solicit the prepayment of, any Instrument which constitutes part of the (i) Receivables Collateral (except for solicitations by the Borrower which result in prepayment of a particular Instrument in exchange for a discount not exceeding five percent (5%) of the principal balance of such Instrument); or waive the timely performance of the material obligations of the Purchaser under any such Instrument or its security; or release the security for any such Instrument. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum required to be deposited or owing by the Purchaser either under any Purchase Contract or Reservation Agreement or under any Instrument which constitutes part of the Receivables Collateral

     (f) No Modification of Time-Share Documents. Borrower will not cancel or materially modify, or consent to or suffer to exist any cancellation or material modification of any Time-Share Program Consumer Document or any Time-Share Program Governing Document without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed.

     (g) Maintenance of Larger Tract. To the extent either the Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of the Time-Share Project, Borrower will not permit common expenses to be allocated to the Time-Share Project in an unreasonably disproportionate manner.

     (h) OPC Leases. Borrower shall not enter into any "Off-Premises Contact" leases or other similar off-site agreements with respect to the Time-Share Project without the prior approval of Lender as to the terms and conditions of such leases and agreements and unless such leases and agreements are collaterally assigned to Lender as further security for the payment and Performance of the Obligations pursuant to a Collateral Assignment of Lessee's Interest in Lease (the "Assignment of Leases"), in a form and substance satisfactory to Lender and shall cause such Assignment of Leases to be recorded in the appropriate real estate records provided that the landlord under such lease consents to such recordation. Borrower shall use its best efforts to obtain a consent from the landlord of such lease within thirty days (30) following the execution of the Assignment of Leases.

     (i)  Minimum  Sales  Price.  Without the prior  written  consent of Lender,
Borrower shall not sell the particular Time-Share Interest for an amount less than the amount set forth in the minimum price schedule delivered to Lender pursuant to paragraph 4.1(c), a copy of which is attached hereto as Exhibit M.

6.3 Survival of Covenants. The covenants contained in this Article 6 are in addition to, and not in derogation of, the covenants contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

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


7. DEFAULT

7.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Loan
Documents:

     (a) failure of Lender to receive from Borrower within five (5) Business Days of the date when due and payable (i) any amount payable under the Construction Loan Note, the Receivables Loan Note or the Working Capital Loan Note or (ii) any other payment due under the Loan Documents, except for the payments due at the Construction Loan Maturity Date, the Receivables Loan Maturity Date and the Working Capital Loan Maturity Date, for which no grace period is allowed;

     (b) any representation or warranty which is made by any Borrower and is contained in the Loan Documents or in any certificate furnished to Lender under the Loan Documents by or on behalf of any Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made;

     (c) a default in the Performance of the Obligations set forth in paragraph 3.2, 6.1(c), 6.1(e), 6.2(b), 6.2(c)(i), 6.2(c)(iii) or 6.2(c)(iv) hereof or in
Sections S.4(a), S.4(b), S.4(c), S.4(d), S.4(e) or S.4(f) of the Schedule;

     (d) a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Loan Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of thirty (30) days after notice of such default or violation to Borrower in the case of a default under or violation of paragraph 6.2(c)(ii) or any default or violation which can be cured by the payment of money alone or (ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation; provided, however, that, if such default or remedy is not able to be cured within said thirty (30) day period, Borrower must have commenced to cure such default or violation within such thirty (30) day period and thereafter diligently pursue such cure to completion and shall in all events effect such cure to completion within sixty (60) days after such notice.

     (e) an "Event of Default," as defined in any of the other Loan Documents;

     (f) any default which continues beyond any applicable cure period, by Raintree under the Redeemable Senior Notes or any default, which default continues beyond any applicable cure period, by any Borrower under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Fifty Thousand Dollars ($50,000) to make a payment of principal or interest or to repurchase receivables; or any other material default by Borrower permitting the acceleration of any of the payment or repurchase obligations of Borrower which, if accelerated, will be in excess of Fifty Thousand Dollars ($50,000) in the aggregate;

     (g) any final, non-appealable judgment or decree for money damages or for a fine or penalty against any Borrower which is not paid and discharged or stayed within thirty (30) days thereafter and, when aggregated with all other judgment(s) or decree(s) against such Borrower that have remained unpaid and undischarged or are not stayed for such period, such amount is in excess of Fifty Thousand Dollars ($50,000).

     (h) any party holding a lien on or security interest in any Collateral, other than a lien created by a Purchaser solely with respect to the Time-Share Interest(s) owned by it, commences foreclosure or similar sale thereof;

     (i) a material adverse change in the Time-Share Project, the Collateral or the business or financial condition of any Borrower, which change is not enumerated in this paragraph 7.1, and for which no insurance is available under any Insurance Policy as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or the Collateral imperiled;

     (j) Any Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (v) be adjudicated insolvent, (vi) dissolve or commence to wind-up its affairs or (vii) take any action for purposes of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against Borrower or a custodian is appointed for Borrower, the Collateral or any material part of Borrower's property and such proceeding is not dismissed and appointment vacated within ninety (90) days thereafter;

     (k) any of the events enumerated in paragraphs 7.1(b), (f), (g), (i) or (j) occurs with respect to any partner or manager of Borrower, if Borrower is a partnership or limited liability company;

     (l) failure of Lender to receive from any Borrower, within thirty (30) days following the date such Borrower knows of such event, notice of any event which renders any representation or warranty by a Borrower in any Loan Documents false in any material, adverse respect were it made after the occurrence of such condition;

     (m) Upon (i) Borrower's failure to cause Completion to occur on or before the Required Completion Date for reasons other than (1) failure of Lender to provide Work-Related Advances, or (2) the occurrence of any Force Majeure Events not to exceed ninety (90) days in the aggregate, or (ii) at any time prior to Completion of the Work, (1) Borrower abandons the Work or (2) Borrower delays construction of the Improvements for any period of time, for any reason whatsoever not covered by item (1) above which in the reasonable judgment of Lender will prevent Completion of the Work in the ordinary course of construction on or before the Required Completion Date; or

     (n) if by or under the authority of any governmental authority the management of any Borrower or its business is curtailed to the point of making it effectively inoperative by any seizure or intervention or proceedings of any nature;

7.2 Remedies. At any time after an Event of Default has occurred and while it is continuing, Lender may but without obligation, in addition to the rights and powers granted elsewhere in the Loan Documents and not in limitation thereof, do any one or more of the following:

     (a) cease to make further Advances;

     (b) declare the Construction Loan Note, together with any applicable Construction Loan Prepayment Premium and all other sums owing by Borrower to Lender in connection with the Construction Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (c) declare the Receivables Loan Note, together with any applicable Receivables Loan Prepayment Premium and all other sums owing by Borrower to Lender in connection with the Receivables Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (d) declare the Working Capital Loan Note, together with any applicable Working Capital Loan Prepayment Premium and all other sums owing by Borrower to Lender in connection with the Working Capital Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

     (e) with respect to the Collateral, (i) after any applicable delinquency on a Purchase Contract, institute collection, foreclosure and other enforcement actions against Purchasers and other persons obligated on the Collateral, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for performance,
(iv) settle and compromise disputes with respect to payments and performances claimed due, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations, and (v) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Collateral;

     (f) proceed to protect and enforce its rights and remedies under the Loan Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute;

     (g) without notice to Borrower, have a receiver appointed for Borrower and/or its property;

     (h) Exercise any and all remedies of a secured party under the Arizona Uniform Commercial Code with respect to the Collateral;

     (i) Take one (1) or more of the following actions in connection with the construction of the Improvements: (a) use any funds of Borrower, and any sums which may remain unadvanced hereunder, to continue and/or cause Completion of the Work; (b) demand and receive performances due under the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits;
(c) make such changes to the scope of the Work and to the Principal Work-Related Items and other Contracts, Intangibles, Licenses and Permits as Lender may deem necessary or desirable in its sole and absolute judgment; (d) file claims, institute enforcement actions and otherwise prosecute and defend all actions or proceedings relating to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits as Lender may deem necessary or desirable in its sole and absolute judgment; (e) pay, settle or compromise all existing bills and claims which are or may be legal charges against the Collateral or any Contract, Intangibles, Licenses and Permits, or may be necessary or desirable for the continuance or Completion of the Work related thereto or the clearance of title, all without notice to Borrower; (f) execute in Teton's name all applications, certificates, notices and other instruments and give all instructions and communications which may be required or permitted by the Principal Work-Related Items, other Contracts, Intangibles, Licenses and Permits, as determined by Lender in its sole and absolute judgment; (g) do any and every act with respect to the Completion of the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits which Borrower may do on its behalf; (h) employ such contractors, subcontractors, suppliers, agents, attorneys, architects, accountants, appraisers, security guards and inspectors as Lender may in its sole and absolute judgment deem necessary or desirable to accomplish any of the above purposes; and (i) receive, collect, open and read all mail of Teton for the sole purpose of obtaining all items pertaining to the Work, the Principal Work-Related Items and the other Contracts, Intangibles, Licenses and Permits. In connection with the foregoing, Teton hereby appoints Lender as Teton's true and lawful attorney-in-fact, with full power of substitution and such power of attorney shall be deemed to be a power coupled with an interest that cannot be revoked for any reason prior to the Performance by Teton of any and all Obligations under the Loan Documents.

7.3 Application of Proceeds During an Event of Default. Notwithstanding anything in the Loan Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Collateral may be applied to payment of the Obligations in the manner provided in paragraph 7.5.

7.4 Uniform Commercial Code Remedies; Sale; Assembly of Collateral.

     (a) UCC Remedies; Sale of Collateral. Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona and all other rights and remedies accorded to a Secured Party in equity or at law. Any notice of sale or other disposition of the Collateral given not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute reasonable and fair notice of such action. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of paragraph 7.5.

     (b) Lender's Right to Execute Conveyances. Lender may, in the name of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Collateral sold in connection with the exercise of Lender's rights and remedies; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose, which appointment is coupled with an interest.

     (c) Obligation to Assemble Collateral. Upon request of Lender when an Event of Default exists, Borrower shall assemble the Collateral and make it available to Lender at a time and place designated by Lender, if it is not already in Lender's possession.

7.5 Application of Proceeds. The proceeds of any sale of all or any part of the Collateral made in connection with the exercise of Lender's rights and remedies shall be applied in the following order of priorities; first, to the payment of all costs and expenses of such sale, including without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Loan Documents; second, to the payment of all late charges required by the Loan Documents to be paid by Borrower, in such order and manner as Lender shall in its discretion determine; third, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; fourth, to the other Obligations in such order and manner as Lender may determine; and last, to the payment to Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

7.6 Lender's Right to Perform. Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all obligations agreed to be paid or Performed in the Loan Documents by Borrower or any surety for the Performance of the Obligations if (a) such person fails to do so and (b) (i) an Event of Default exists and at least five (5) Business Days' notice has been given to such person of Lender's intention to take such action, (ii) the action taken by Lender involves obtaining insurance which such person has failed to maintain in accordance with the Loan Documents or to deliver evidence thereof, or (iii) in the opinion of Lender, such action must be taken because an emergency exists or to preserve any of the Collateral or its value. For such purposes Lender may use the proceeds of the Collateral. All amounts expended by Lender in so doing or in exercising its remedies under the Loan Documents following an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditures until paid.

7.7 Non-Exclusive Remedies. No remedy in any Loan Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of or acquiescence to any default or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

7.8 Waiver of Marshalling. Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshalled on any foreclosure, sale or other enforcement of Lender's rights and remedies.

7.9 Attorney-in-Fact. For the purpose of exercising its rights and remedies under paragraphs 7.2(e) and 7.6, Lender may do so in Borrower's name or its name and is hereby appointed as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate in its discretion in the accomplishment of such purposes, which appointment is coupled with an interest.

8. COSTS AND EXPENSES; INDEMNIFICATION

8.1 Costs and Expenses.

     8.1.1 Borrower will pay on demand any and all costs and expenses incurred by Lender (exclusive of Lender's employees' expenses other than travel expenses) in connection with the initiation, documentation and closing of the Receivables Loan, Construction Loan and the Working Capital Loan, the making of Advances, the protection of the Collateral, or the enforcement of the Obligations against Borrower, including, without limitation, all attorneys', inspecting architect's/engineer's and other professionals' fees (including, without limitation, reasonable out-of-pocket expenses and reasonable and normal charges of such attorneys' and other professionals for photocopy, telecopy and computer services, and clerical overtime), consumer credit reports, and revenue, documentary stamp, transaction and intangible taxes. Without limiting the generality of the foregoing, if a bankruptcy proceeding is commenced by or against Borrower or otherwise involving the Collateral, Lender shall, to the extent not already provided for herein, be entitled to recover, and Borrower shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: any determination of the applicability of the bankruptcy laws to the terms of the Loan Documents or Lender's rights thereunder; any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent Borrower or any other person from seeking to deny Lender its rights thereunder; any effort by Lender to protect, preserve or enforce its rights against the Collateral, or seeking authority to modify the automatic stay of 11 U.S.C. Section 362 or otherwise seeking to engage in such protection, preservation or enforcement; or any proceeding(s) arising under the bankruptcy laws, or arising in or related to a case under the bankruptcy laws.

8.2 Indemnification. Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend Lender, FPSI and their respective successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, servants and agents of the foregoing, for, from and against: (a) any and all liability, damage, penalties, or fines, loss, costs or expenses (including, without limitation, court costs and attorneys' fees), claims, demands, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions whatsoever asserted against it and arising from or brought in connection with the Time-Share Project, the Collateral, Lender's status by virtue of the Loan Documents, creation of liens and security interests, the terms of the Loan Documents or the transactions related thereto, or any act or omission of Borrower or an Agent, or their respective employees or agents, whether actual or alleged unless such act or omission is caused by Lender's gross negligence or willful misconduct or unless such act or omission occurred at a time when Borrower did not effectively control the ownership or operation of the Time-Share Project or the Collateral as a result of the exercise by Lender of any of its rights or remedies hereunder; and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with the Receivables Loan, Construction Loan and the Working Capital Loan. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party. At Lender's option, Lender may at Borrower's expense prosecute or defend any action involving the priority, validity or enforceability of the Collateral. FPSI is hereby expressly made a third-party beneficiary of the indemnity obligations of Borrower contained in this paragraph 8.2 and shall have the right to enforce such indemnity obligations against Borrower in the same manner as if FPSI were a party to this Agreement.

9. CONSTRUCTION AND GENERAL TERMS

9.1 Payment Location. All monies payable under the Loan Documents shall be paid to Lender at its address set forth following its signature in lawful monies of the United States of America, unless otherwise designated in the Loan Documents or by Lender by notice.

9.2 Entire Agreement. The Loan Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Construction Loan, the Receivables Loan and the Working Capital Loan. No modification, variation, termination, discharge, abandonment or waiver of any of the provisions or conditions of the Loan Documents shall be valid unless in writing and signed by a duly authorized representative of the party sought to be bound by such action. The Loan Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender or Borrower and concerning this transaction, including any proposal letters.

9.3 Powers Coupled with an Interest. The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

9.4 Counterparts; Facsimile Signatures. Any Loan Document may be executed in counterpart, and any number of copies of such Loan Document which have been executed by all parties shall constitute one (1) original. Delivery of an executed counterpart of any Loan Document by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of such Loan Document. Any party delivering an executed counterpart of any Loan Document by telefacsimile shall also deliver a manually executed counterpart of such Loan Document, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of such Loan Document.

9.5 Notices. All notices, requests or demands required or permitted to be given under the Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered or (b) two (2) Business Days after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier or in the United States mails in accordance with the requirements set forth above. The notice addresses and telecopy numbers for Borrower and Lender are set forth at the end of this Agreement following their respective signatures.

9.6 Successors and Assigns. All of the covenants of Borrower and all of the rights and remedies of the Lender contained in the Loan Documents shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment contained in the Loan Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights in the Loan Documents in whole or in part. Except as may be expressly provided in a Loan Document, no person or other entity shall be deemed a third party beneficiary of any provision of the Loan Documents.

9.7 Severability. If any provision of any Loan Document is held to be invalid, illegal or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of the Loan Documents shall not in any way be affected or impaired thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to the Loan Document affected, a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

9.8 Time of Essence. Time is of the essence in the Performance of the Obligations.

9.9 Miscellaneous. All headings are inserted for convenience only and shall not affect any construction or interpretation of the Loan Documents. Unless otherwise indicated, all references in a Loan Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Loan Document; the words "herein," "hereof," "hereto," "hereunder" and words of similar import refer to the Loan Documents as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated into this Agreement by reference. Whenever the words "including", "include", or "includes" are used in the Loan Documents, they shall be interpreted in a non-exclusive manner as though the words, "without limitation," immediately followed the same.

9.10 CHOICE OF LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

9.11 CHOICE OF JURISDICTION; WAIVER OF VENUE. EACH OF BORROWER AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE SUBJECT MATTER THEREOF AND WAIVE ANY OTHER JURISDICTION OR VENUE TO WHICH THE PARTIES MAY OTHERWISE BE ENTITLED; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS

BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER AND LENDER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

9.12 WAIVER OF JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY LOAN DOCUMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

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                                       35

9.13 INDUCEMENT TO LENDER. ALL OF THE PROVISIONS SET FORTH IN THE PARAGRAPHS REFERENCED BELOW ARE MATERIAL INDUCEMENTS FOR LENDER'S MAKING ADVANCES TO BORROWER.

                                                            (BORROWER'S INITIALS

                                                          RE: 9.10 - 9.13 _____)

                                                          RE: 9.10 - 9.13 _____)

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

9.14 Compliance With Applicable Usury Law. It is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Loan Documents, in no event shall the Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

9.15 NO RELATIONSHIP WITH PURCHASERS. LENDER DOES NOT HEREBY ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN AN ASSIGNMENT FROM
BORROWER OF THE INSTRUMENTS IN ORDER TO FACILITATE PERFORMANCE OF THE OBLIGATIONS. EXCEPT AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BORROWER'S STOCK IS TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE TIME-SHARE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

9.16 NO JOINT VENTURE. THE RELATIONSHIP OF BORROWER AND LENDER IS THAT OF DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER INSTRUMENT BEING EXECUTED IN CONNECTION WITH THE CONSTRUCTION LOAN, THE RECEIVABLES LOAN OR THE WORKING CAPITAL LOAN TO ESTABLISH A PARTNERSHIP, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

9.17 Standards Applied to Lender's Actions. Unless otherwise specifically stipulated elsewhere in the Loan Documents, if a matter is left in the Loan Documents to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may." However, whenever the Loan Documents contain the terms "reasonably satisfactory to Lender", "reasonably determined by Lender", "reasonably acceptable to Lender", "reasonable consent of Lender", "Lender shall reasonably elect", "Lender shall reasonably request," "reasonably approved by Lender" or similar terms wherein the word reasonable or a derivative thereof is used with regard to an action of Lender; (i) such terms shall mean satisfactory to, at the election of, determined by, acceptable to or requested by, as applicable, Lender in its sole (but reasonably exercised) discretion under standards applicable to commercial lenders under the laws of the State of Arizona; and (ii) it is the intention of the parties to permit Lender a broad latitude in which to exercise its discretion, acknowledging that, while such discretion may not be exercised arbitrarily or capriciously, it may be exercised conservatively for Lender's protection and benefit. By way of illustration, and not of limitation, it shall not be unreasonable for Lender, in exercising its discretion, to make conservative assumptions regarding the possible outcome of future events.

9.18 Meaning of Subordination. Any subordination required to be given under the Loan Documents to Lender shall include the subordination of and the deferral of the right to receive payments on the subordinated obligations except to the extent expressly permitted in this Agreement; the remittances to Lender of all prohibited payments received by the third party; the subordination of all liens, security interests, assignments and other encumbrances and claims held by the subordinating party on or against any of Borrower's property to Lender's interest (whenever acquired) in such property; and an agreement on the part of the third party not to exercise any remedies against Borrower so long as all obligations under the Loan Documents have not been fully satisfied.

9.19 Scope of Reimbursable Attorney's Fees. As used in the Loan Documents, the term "attorneys' fees" includes the reasonable fees of attorneys licensed to practice law in any jurisdiction, law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses (including, without limitation, normal and customary charges for telecopy and photocopy services and clerical overtime) incurred by them in the performance of their services. As used in the Loan Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of the Security Documents, in protecting or sustaining the lien or priority of the Collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

9.20 Publicity. Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof. Borrower consents to such advertising and authorizes Lender to use Borrower's name, logo, insignia, descriptive art work, trade name, trademark, or other similar material, whether or not protected by copyright (or otherwise), in any such advertisement. Borrower shall, at its expense, erect a sign upon the Real Property within thirty (30) days following the Closing Date indicating that Lender is the source of the financing for the construction of the Time-Share Project which sign to contain Lender's "Logo" and be subject to the reasonable approval of Lender. Lender agrees to supply Borrower with "camera-ready" artwork for inclusion with such sign.

9.21 Permitted Contests. Nothwithstanding anything in the Loan Documents to the contrary, after prior written notice to Lender, Borrower at its expense may contest, by appropriate legal or other proceedings conducted in good faith and with due diligence, the amount or validity of any tax, Imposition, Legal Requirement or any monetary lien on the Collateral, so long as: (a) in the case of an unpaid Imposition or lien, such proceedings suspend the collection thereof from Borrower and the Collateral, and shall not interfere with the payment of any monies due under the Collateral in accordance with the terms of the Security Documents; (b) none of the Collateral is, in the judgment of Lender, in any imminent danger of being sold, forfeited or lost; (c) in the case of a Legal Requirement, neither Borrower nor Lender is in any danger of any civil or criminal liability for failure to comply therewith; and (d) Borrower has furnished such security, if any, as may be required in the proceedings or as Lender reasonably requests up to one hundred fifty percent (150%) of the amount in controversy.

9.22 Reliance. Lender's examination, inspection, or receipt of information pertaining to Borrower, the Collateral or the Time-Share Project shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in the Loan Documents.

9.23 Joint and Several. All of the Obligations, covenants, representations and warranties of Borrower in any of the Loan Documents shall be the joint and several Obligations, covenants, representations and warranties of each entity constituting Borrower, except to the extent otherwise set forth to the contrary including, but not limited to, Section S.9 of the Schedule. Although Lender and Borrower intend that each entity constituting Borrower shall be jointly and severally liable for all Obligations, to the extent that this Agreement or the other Loan Documents may be determined to secure indebtedness of any Borrower for which any other Borrower is not primarily liable, each Borrower expressly waives the benefit of any and all defenses available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such. Without limiting the generality of the foregoing, each such other Borrower's liability hereunder shall not be affected or impaired in any way by any of the following acts or things (which Lender is hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone):

     (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations;

     (ii) any extension or renewal of any Obligations (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of the Obligations;

     (iii) any waiver or indulgence granted to any Borrower, and any delay or lack of diligence in the enforcement of any or all Obligations owed by any Borrower;

     (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, any Borrower or the Guarantor or other person liable on any Obligations;

     (v) any release, surrender, cancellation or other discharge of any or all Obligations of Borrower or the acceptance of any instrument in renewal or substitution for any instrument evidencing any Obligations;

     (vi) any failure to obtain collateral security (including rights of setoff) for any Obligations or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any Obligations;

     (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security for any Obligations;

     (viii) any assignment, sale, pledge or other transfer of any of the Obligations owed by any Borrower; or

     (ix) any manner, order or method of application of any payments or credits on any Obligations.

Each Borrower waives all rights that it may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from any other Borrower or from any property of any other Borrower any sums paid under this Agreement. No Borrower will exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with any Borrower or a guarantor or surety of the Obligations or from any property of any such person or entity until all of the Obligations shall have been fully paid and discharged.

9.24 Consideration. Each of the entities comprising Borrower acknowledges the Lender would not make the Receivables Loan, the Construction Loan or the Working-Capital Loan contemplated hereby unless each of such entities (a) became a party to this Agreement and the other Loan Documents, (b) subject to the provisions of Section S.9 of the Schedule became jointly and severally liable for the payment and performance of all of the Obligations, and (c) granted to Lender a security interest, subject to Permitted Encumbrances, in all items of Collateral owned by each Borrower. Although each of the entities comprising Borrower maintains its separate legal existence and operates as a distinct and separate entity, such entities have historically engaged in substantial business with each other and have operated, and intend to continue operating, as a joint and consolidated entity for financial planning and cash management purposes and for purposes of achieving certain business operation efficiencies. Each of the entities comprising Borrower will therefore benefit from the financing arrangement and accommodations made by Lender under this Agreement and the other Loan Documents.

                            [SIGNATURE PAGE FOLLOWS]

                  [SIGNATURE PAGES LOAN AND SECURITY AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of June 29, 1999.

BORROWER            THE TETON CLUB, LLC, a Delaware limited liability company

                    By:   Raintree   Resorts   International,   Inc.,  a  Nevada
                    corporation its Member

                        By:     /s/ BRIAN R. TUCKER
                        Name:   Brian R. Tucker
                        Title:  Sr. V. P. - Planning & Development

                    WITNESS:    /s/ KAREN ERKELENS


                    Name:

                    Notice Address and Telecopy Number:

                    c/o Raintree Resorts International, Inc.
                    10000 Memorial Drive, Suite 480
                    Houston,  Texas  77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

                    RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

                        By:     /s/ BRIAN R. TUCKER
                        Name:   Brian R. Tucker
                        Title:  Sr. V. P. - Planning & Development

                    WITNESS:    /s/ KAREN ERKELENS

                    Name:

                    Notice Address and Telecopy Number:

                    10000 Memorial Drive, Suite 480
                    Houston,  Texas  77024
                    Attention:  Chief Financial Officer
                    Telecopy No.:  713-613-2828

A copy of all notices to the Borrower shall also be sent as follows (which shall not be deemed notice):

                    Battle Fowler L.L.P.
                    2049 Century Park East, Suite 2350
                    Los Angeles,  California  90067
                    Attention:  Richard F. Davis, Esq.
                    Telecopy No.:  310-277-0336

STATE OF  Arizona              )
                               )  ss.
COUNTY OF Maricopa             )

     The foregoing instrument was acknowledged before me this 29th day of June, 1999, by BRIAN R. TUCKER, as __________ of Raintree Resorts International, Inc., a Nevada corporation, as a Member of The Teton Club, LLC, a Delaware limited liability company, on behalf of such limited liability company. He/She is personally known to me or has produced Texas Driver's License as identification.


                                  /s/ SANDRA L. IRONS
                                  Notary Public in and for said State and County

My commission expires: January 29, 2002





STATE OF  Arizona              )
                               )  ss.
COUNTY OF Maricopa             )

     The foregoing instrument was acknowledged before me this 29th day of June, 1999, by BRIAN R. TUCKER, as __________ of Raintree Resorts International, Inc., a Nevada corporation, on behalf of such corporation. He/She is personally known to me or has produced Texas Driver's License as identification.


                                  /s/ SANDRA L. IRONS
                                  Notary Public in and for said State and County

My commission expires: January 29, 2002

LENDER              FINOVA CAPITAL CORPORATION, a Delaware corporation


                    By:
                    Name:
                    Title:

                    Lender's Notice Address and Telecopy Number:

                    FINOVA Capital Corporation
                    7272 East Indian School Road, Suite 410
                    Scottsdale,  Arizona  85251
                    Attention:  Vice President--Resort Finance
                    Telecopy:  (602) 874-6444

                    with a copy to:

                    FINOVA Capital Corporation
                    7272 East Indian School Road, Suite 410
                    Scottsdale,  Arizona  85251
                    Attention:  Vice President-Group Counsel
                    Telecopy:  (602) 874-6445

                          SCHEDULE OF ADDITIONAL TERMS


S.1 This Schedule has been incorporated by reference into and form a part of that Loan and Security Agreement dated as of June 29, 1999, between FINOVA Capital Corporation, The Teton Club, LLC., and Raintree Resorts International, Inc.

S.2 To the extent of any inconsistency between this Schedule and the other provisions of the Loan and Security Agreement, the provisions of this Schedule shall prevail.

S.3 The provisions of the Loan and Security Agreement are supplemented as follows (paragraph references are references to paragraphs of the Loan and Security Agreement) which are intended to be supplemented by the following provisions :

     (a) P. 1. Association and Assessment Compliance Date: The date upon which the Borrower relinquishes control of the owners association established in connection with the Time-Share Project.

     (b) P. 1. Basic Interest Rate (Construction): Two percent (2%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date, provided, however, that in no event shall the Basic Interest Rate (Construction) exceed the maximum contract rate of interest permitted by the Applicable Usury Law.

     (c) P. 1. Basic Interest Rate (Receivables): at the time of an Advance on the Receivables Loan, the rate per annum equal to the T-Note Yield reported as of the Business Day preceding the date of such Advance plus four hundred (400) basis points, provided, however, that in no event shall the Basic Interest Rate (Receivables) exceed the maximum contract rate of interest permitted by the Applicable Usury Law. The Basic Interest Rate (Receivables) on the then unpaid principal balance of the Receivables Loan shall be recalculated on a weighted average basis with each Advance on the Receivables Loan, all as more fully set forth in the Receivables Loan Note. Lender reserves the right to recalculate the Basic Interest Rate (Receivables) pursuant to provisions of Section S.10 below.

     (d) P. 1. Basic Interest Rate (Working Capital): Two percent (2%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date, provided, however, that in no event shall the Basic Interest Rate (Working Capital) exceed the maximum contract rate of interest permitted by the Applicable Usury Law.

     (e) P. 1. Default Rate: with respect to the Construction Loan (a) two percent (2%) above the Basic Interest Rate (Construction) or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser, with respect to the Working Capital Loan (m) two percent (2%) above the Basic Interest Rate (Working Capital) or (n) the maximum contract rate permitted under Applicable Usury Law, whichever of (m) or (n) is lesser, with respect to the Receivables Loan (x) two percent (2%) above the Basic Interest Rate (Receivables) or (y) the maximum contract rate permitted under the Applicable Usury Law, whichever of (x) or (y) is lesser, and with respect to monetary Obligations owed by Borrower to Lender other than the principal and interest due under the Working Capital Loan, the Receivables Loan, or the Construction Loan (i) four percent (4%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date or (ii) the maximum contract permitted under the Applicable Usury Law, whichever of (i) or
(ii) is lesser.

     (f) P. 1. Construction Loan Borrowing Term Expiration Date: the date which is twenty-four (24) months from and after the Required Closing Date.

     (g) P. 1. Construction Loan Fee: Three Hundred Thirty-Two Thousand Five Hundred Dollars ($332,500).

     (h) P. 1.  Construction  Loan Maturity  Date:  the date which is thirty-six
(36) months from the Required Closing Date.

     (i) P. 1. Construction Loan Prepayment Penalty: the Construction Loan Prepayment Premium at any time shall be an amount which is the product of the then unpaid principal amount being prepaid multiplied by three percent (3%).

     (j) P. 1. Lockbox Agent: Bank One, Arizona, N.A.

     (k) P. 1. Maximum Construction Loan Amount: Thirty-Three Million Two Hundred Fifty Thousand Dollars ($33,250,000)

     (l) P. 1. Maximum Loan Amount: the lesser of (i) Forty-Two Million Dollars ($42,000,000) or (ii) the maximum amount of Indebtedness (as defined in the Indenture) Raintree and those of its Affiliates constituting "Restricted Subsidiaries" (as defined in the Indenture and including Teton) may incur under the Indenture, taking into account the amount of any other Indebtedness then owed by Raintree and those of its Affiliates constituting "Restricted Subsidiaries", including Teton, which, by virtue of its amount or nature, is restricted by the Indenture.

     (m)  P.  1.  Maximum  Receivables  Loan  Amount:   Twenty  Million  Dollars
($20,000,000).

     (n) P. 1. Maximum Working Capital Loan Amount: Seven Million Five Hundred Thousand Dollars ($7,500,000).

     (o) P. 1.  Receivables  Loan Borrowing Term Expiration Date: The earlier of
(i) thirty-six (36) months following the date Borrower receives a temporary certificate of occupancy from the appropriate regulatory authorities with respect to the Improvements, or (ii) the date which is sixty (60) months from and after the Required Closing Date.

     (p) P. 1. Receivables Loan Fee: Two Hundred Thousand Dollars ($200,000).

     (q) P. 1. Receivables Loan Maturity Date: One Hundred Twenty (120) months following the expiration of the Receivables Loan Borrowing Term.

     (r) P. 1. Receivables Loan Opening Prepayment Date: The date two (2) years from and after the date of the first Advance of the Receivables Loan.

     (s) P. 1 Receivables Loan Prepayment Premium: The Receivables Loan Prepayment Premium at any time shall be equal to an amount which is the product of the then unpaid principal amount being prepaid times a percentage based upon the year after the Receivables Loan Opening Prepayment Date in which the prepayment occurs and determined in accordance with the following schedule:

     Years After Receivables Loan           Applicable Receivables Loan
     Opening Prepayment Date                Prepayment Premium Percentage

              Year 1                                       3 %
              Year 2                                       2 %
              thereafter                                   none

Year 1 shall be the period of time commencing on the Receivables Loan Opening Prepayment Date and expiring twelve months thereafter. Each Year thereafter begins on the next succeeding anniversary date of the Receivables Loan Opening Prepayment Date and ends twelve (12) months thereafter. If the prepayment occurs during a period when prepayment is closed, the applicable prepayment premium percentage (if Lender agrees to allow such prepayment) shall be five percent (5%).

     (t) P. 1. Required Closing Date: July ___, 1999.

     (u) P. 1. RLBB Principal Balance Percentage: ninety-seven and one-half percent (97.5%).

     (v) P. 1. RLBB Present Value Percentage: ninety-seven and one-half percent (97.5%).

     (w) P. 1. Servicing Agent: FPSI.

     (x) P. 1. Time Share Project: The Teton Club in Jackson, Wyoming.

     (y) P. 1. Working Capital Loan Borrowing Term Expiration Date: The date which is twenty-four (24) months from and after the Required Closing Date.

     (z)  P.  1.  Working  Capital  Loan  Fee:   Seventy-five  Thousand  Dollars
($75,000).

     (aa) P. 1. Working Capital Loan Maturity Date: the date which is twenty-four (24) months from and after the Required Closing Date.

     (bb) P. 1. Working Capital Loan Prepayment Premium: The Working Capital Loan Prepayment Premium at any time shall be equal to an amount which is the product of the then unpaid principal amount being prepaid multiplied by three percent (3%).

     (cc) P. 2.9(a) Payment of Construction Loan Fee: The Construction Loan Fee shall be payable in full on the Required Closing Date

     (dd) P. 2.9(a) Payment of Working Capital Loan Fee. The Working Capital Loan Fee shall be payable in full on the Required Closing Date.

     (ee) P. 2.9(a).Payment of Receivables Loan Fee: The Receivables Loan Fee shall be payable as follows: Fifty Thousand Dollars ($50,000) of the Receivables Loan Fee was paid prior to the date hereof. An additional Fifty Thousand Dollars ($50,000) of the Receivable Loan Fee shall be paid on or before the Required Closing Date. The remaining balance of the Receivables Loan Fee, in the amount of One Hundred Thousand Dollars ($100,000), is due on the earlier of (i) Borrower's receipt of a temporary certificate of occupancy from the appropriate regulatory authorities with respect to the Improvements, or (ii) the date which is twenty four (24) months after the Required Closing Date.

     (ff) P. 2.9(b).Custodial Fee: Ten Dollars ($10).

     (gg) P. 4.5. Minimum Advance Amount: with respect to the Receivables Loan, One Hundred Thousand Dollars ($100,000) and with respect to the Working Capital Loan Fifty Thousand Dollars ($50,000).

     (hh) P. 4.6. Maximum Advance Frequency: with respect to the Receivables Loan, twice per calendar month with a Five Hundred Dollar ($500) charge being imposed in connection with the second Advance in any one (1) calendar month and with respect to the Working Capital Loan once per calendar month, Lender shall have the right to withhold the amount of such charges from such Advance.

     (ii) P. 4.7. Wire Transfer Fee. Twenty-Five Dollars ($25).

     (jj) P. 5.1, 6.1. Borrower's Type of Business Organization:

          (1) Teton: Limited Liability Company
          (2) Raintree: Corporation

     (kk) P. 5.1, 6.1. Borrower's State of Organization:

          (1) Teton: Delaware
          (2) Raintree: Nevada

     (ll) P. 5.3. Borrower's Principal Place of Business:

          (1) Teton: 10000 Memorial Drive,  Suite 480
              Houston,  Texas 77024
          (2) Raintree: 10000 Memorial Drive, Suite 480
              Houston, Texas 77024

     (mm) P. 5.3.  Borrower's Chief Executive Office:

          (1) Teton: 10000 Memorial Drive, Suite 480
              Houston, Texas 77024
          (2) Raintree:  10000 Memorial Drive, Suite 480
              Houston, Texas 77024

     (nn) P. 5.9 Jurisdiction Where Sales and/or Offers to Sell Have Occurred. Wyoming.

S.4 In addition to the other representations, warranties and covenants of Borrower set forth in the Loan and Security Agreement, Borrower represents, warrants and covenants as follows:

     (a) Until such time as Borrower has fully repaid to Lender the outstanding principal balance of the Construction Loan together with all accrued interest thereon, Teton shall pay to Lender (i) on May 15th of each year during which there is an outstanding balance of principal or accrued interest due under the Construction Loan, all of Teton's Excess Cash Flow realized by Teton during the six (6) month period ending on the most immediately preceding March 31st, less $200,000, and (ii) on November 15th of each year during which there is an outstanding balance of principal or accrued interest due under the Construction Loan, all of Teton's Excess Cash Flow realized by Teton during the six (6) month period ending on the most immediately preceding September 30th, less $200,000. Such payments shall be made without any prepayment premium or penalty.

     (b) Until such time as all Time-Share Interests have been sold, the average number of Time-Share Interests sold by Borrower on a monthly basis, net of rescissions and cancellations, shall not fall below ten (10). This covenant shall be tested on a rolling and trailing twelve-month basis, quarterly commencing on the final day of the first fiscal quarter occurring after the Required Closing Date. Until December 31, 1999, the foregoing covenant shall be tested based on Borrower sales activities from January 1, 1999 through the end of the relevant quarter.

     (c) The sum of (i) the total of Teton's costs and expenses for commissions and selling relating to the retail sales of Time-Share Interests, use rights, memberships and fractional ownership interests and (ii) the total of Teton's consolidated general and administrative expenses (the costs and expenses described in clauses (i) and (ii) hereinafter the "SGA Expenses") shall not exceed thirty percent (30%) of the sum of the gross proceeds of Teton's processed sales of retail Time-Share Interests, use rights, memberships and fractional ownership interests (net of cancellations of and discounts on such sales) ("Net Sales"). The foregoing covenant shall be tested quarterly based upon Teton's total aggregate SGA Expenses and Net Sales for the immediately preceding twelve (12) month period; provided, however, that for purposes of determining Teton's compliance with the covenant up through the test to be conducted on December 31, 1999, Teton's SGA Expenses and Net Sales shall be measured from January 1, 1999 through the relevant quarter. SGA Expenses and Net Sales shall be as determined in accordance with GAAP.

     (d) At such time as Completion of the Work has occurred, the net income of Teton, determined in accordance with GAAP, shall not fall below One Dollar ($1.00). Compliance with this covenant shall be tested on a the final day of each fiscal quarter of Teton, commencing on the final day of the first fiscal quarter occurring after the Completion of the Work, on a rolling and trailing twelve-month basis.

     (e) At all times after the Construction Loan, together with all the accrued interest thereon, has been paid in full to Lender, Teton shall maintain and deliver to Lender an irrevocable standby letter of credit in the amount of One Hundred Thousand Dollars ($100,000) in favor of Lender and from an issuer and in form and substance satisfactory to Lender, as security for the payment and performance of the Obligations. The aforementioned letter of credit shall, without limitation, give Lender the right to draw upon the same upon the occurrence and during the continuance of an Event of Default.

     (f) (i) Raintree shall not make nor is permitted to make any Distributions, except that in the event there exists no Event of Default or Incipient Default, both before and after taking into account the making of such Distribution, Raintree shall be permitted to make preferred stock dividends on Raintree's preferred stock and pay reasonable bonuses, salary, other compensation and fees at normal and customary rates for services actually rendered, without the prior written consent of Lender.

     (ii) Raintree shall maintain a Adjusted Net Worth of not less than the amount set forth below, which shall be subject to a quarterly test by the Lender; to this end, Raintree agrees to provide Lender within the time period and in the form set forth in this Agreement, the financial statements and other financial information and reports concerning Raintree; for purposes of this Agreement the term Adjusted Net Worth shall mean, with respect to any date of determination, Raintree's consolidated net worth as determined in accordance with GAAP, minus noncash currency exchange gains to the extent that such gains increased net worth and plus noncash currency exchange losses to the extent that such losses reduced net worth.

         Test Date:                   Net Worth Covenant at all Times Following
                                      the Closing of Raintree's Acquisition of
                                                      River Club
                                                    (In US Dollars)
            9/30/99                                     7,300,000
           12/31/99                                     2,000,000
            3/31/00                                     9,300,000
            6/30/00                                     7,300,000
            9/30/00                                    12,300,000
           12/31/00                                     9,900,000
       3/31/01 and each                                13,000,000
      quarter thereafter

         Test Date:                 Net Worth Covenant at all Times Prior to the
                                     Closing of Raintree's Acquisition of River
                                                         Club
                                                    (In US Dollars)
            9/30/99                                    (3,800,000)
           12/31/99                                    (7,114,000)
            3/31/00                                    (2,000,000)
            6/30/00                                    (1,000,000)
            9/30/00                                     1,400,000
           12/31/00                                     2,000,000
       3/31/01 and each                                 7,000,000
      quarter thereafter

For purposes hereof, the River Club shall mean that certain resort known as River Club located in Telluride, Colorado. It is understood that Raintree has no obligation to acquire River Club.

     (iii) On the final day of each fiscal quarter of Raintree, commencing with the fiscal quarter ending September 30, 1999 and on the final day of each fiscal year of Raintree, commencing with the fiscal year ending December 31, 1999 the sum of (i) the total of Raintree's consolidated costs and expenses for commissions and selling relating to the retail sales of time-share interests, use rights, memberships and fractional ownership interests and (ii) the total of Raintree's consolidated general and administrative expenses, (the costs and expenses described in clauses (i) and (ii) hereinafter the "Raintree SGA Expenses") shall not exceed the amount set forth below of the gross proceeds of Raintree's consolidated processed sales of retail time-share interests, use rights, memberships and fractional ownership interests for the same period (each net of cancellations of such sales) ("Raintree Net Sales"). The foregoing covenant shall be tested quarterly based upon Raintree's total aggregate Raintree SGA Expenses and Raintree Net Sales for the immediately preceding three (3) month period and annually based upon Raintree's total aggregate Raintree SGA Expenses and Raintree Net Sales for the immediately preceding twelve
     (12) month period.

         Test Date:                Covenant at all Times Prior to the Closing of
                                        Raintree's Acquisition of River Club
 9/30/99 through 12/31/99                               68%
  3/31/00 and thereafter                                55%

         Test Date:                 Covenant at all Times Following the Closing
                                      of Raintree's Acquisition of River Club
       3/31/99 and at                                   55%
   all times thereafter

     (iv) The provisions of Sections 4.09, 4.11, 4.12, 4.17 and 4.19 of the Indenture (the foregoing Sections are collectively called the "Financial Covenants") are by this reference incorporated herein as if fully set forth in this Agreement. Raintree represents, warrants and covenants to the Lender that Raintree shall not, and shall not permit any of its Affiliates to, directly or indirectly, take, or fail to take, any action that would result in a violation of its Financial Covenants.

     (v) Raintree on behalf of itself and its Affiliates represents and warrants to the Lender that the Loan is a Permitted Debt (as defined in the Indenture) and that as of the date hereof there exists no Default or Event of Default (as the foregoing two (2) terms are defined in the Indenture) under the Indenture. Raintree covenants with Lender that (i) as and when required by the Indenture, Raintree shall cause the Issuers (as defined in the Indenture) to supply the Lender with true and complete copies of all reports, certifications, notices or demands given by the Issuers under the Indenture (including, but not limiting the generality of the foregoing, materials required by Sections 4.03, 4.04, 4.21, 7.06, and Article 8 of the Indenture), and (ii) it will not amend or modify the Indenture without the prior written consent of the Lender and any such amendment or modification to the Indenture made without the prior written consent of Lender shall not be binding upon Lender or affect the Financial Covenants. The Financial Covenants shall not be deemed amended by any amendments or modifications to the Indenture made without the prior written consent of Lender. Further, Raintree agrees to cause the Issuer to promptly (but in any event within three (3) days after the Issuer's receipt of the same) supply the Lender with a true and complete copy of any notice sent to the Issuers under
     Section 6.01 of the Indenture, or any other notice alleging a default by the Issuers under the Indenture.

S.5 Lender agrees that simultaneously with the payment of a release payment (the "Construction Loan Release Payment") in an amount equal to sixty-four percent (64%) of the greater of: (a) the amount set forth on the attached Exhibit M, as pertaining to such Time-Share Interest or (b) the actual sales price of a Time-Share Interest sold, Lender will release the Time-Share interest sold and all proceeds and products thereof, from the lien of the Mortgage. No such release of a Time-Share Interest and the proceeds and products thereof from the lien of the Mortgage shall impair or affect Lender's remaining lien on the balance of the property described in the Mortgage or any term or provisions of the Security Documents as they pertain to that portion of the property described in the Mortgage that has not been released from the lien of the Mortgage. Notwithstanding the foregoing, Lender shall have no obligation to release any Time-Share Interest from the lien of the Mortgage during the continuance of an Event of Default or Incipient Default. The cost of recording any release document shall be borne by Borrower. A payment equal to the amount of the Advance made against such Working Capital Loan Eligible Instrument shall be made to Lender (the "Working Capital Loan Mandatory Payment") at such time as the Unit which is the subject matter of the Working Capital Loan Eligible Instrument has been Completed and the Escrow Agent has released from Escrow the cash down payments associated with the Working Capital Loan Eligible Instrument. The
Borrower shall irrevocably instruct the Escrow Agent to remit such payment directly to Lender.

S.6 The obligation of Lender to make advances of the Construction Loan is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions, in addition to the conditions set forth in other sections of the Loan Agreement:

     A. Borrower shall have provided to Lender and Lender shall have approved in all respects:

     (i) The general Construction Contract with the General Contractor, covering the Work (as the same may be modified from time to time with Lender's prior written consent, the "General Contract"), which shall be a "stipulated sum" contract reflecting a total cost of construction in an amount not greater than the construction costs reflected in the Budget, and which shall provide, without limitation (a) terms regarding the timing and manner of payments to the General Contractor acceptable to Lender; (b) that the Work shall be fully completed for the guaranteed fixed or maximum price (as approved by Lender); and (c) that the General Contractor must begin and complete construction by certain specified dates in accordance with the Loan Documents;

     (ii) Consent from the General Contractor and any other Contractor to the assignment of their contracts to Lender; and such certificates and financial information as Lender reasonably may request from the General Contractor and any other direct Contractors regarding their financial viability, the adequacy of the Budget and such other matters as Lender may deem appropriate;

     (iii) A list of all Contractors and major sub-Contractors engaged by Contractor as of the date of any particular Work-Related Advance who will perform work (including a summary of trades for which each such sub-Contractor shall be responsible) and a resume and client references for the General Contractor and major sub-Contractors;

     (iv) The Architect/Engineer Agreement and consent to the assignment of that agreement to Lender; such certificates as Lender may require from the Architect/Engineer regarding the adequacy of the Plans (including, without limitation, their compliance with the Americans With Disabilities Act and all other applicable laws and regulations) and the Budget and such other matters as Lender may deem pertinent;

     (v) The Plans which shall indicate that they have been approved by all necessary governmental authorities;

     (vi) The Budget;

     (vii) A detailed draw schedule;

     (viii) The Work Progress Schedule;

     (ix) All other Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits in force as of the date of any particular Work-Related Advance;

     (x) A payment and performance bond or bonds which is/are issued by a surety satisfactory to Lender and in a form satisfactory to Lender, covering contracts for the Improvements and naming Lender as co-obligee;

     (xi) A soils test report with respect to the suitability of the soils on the Real Property for purposes of constructing the Work;

     (xii) If required by Lender, a traffic study with respect to the impact of existing and anticipated traffic upon the Real Property;

     (xiii) A flood and drainage study with respect to the Real Property;

     (xiv) Financial statements for the last two (2) fiscal years and federal employer tax identification numbers for the General Contractor, any other direct Contractors, and, if required by Lender, the major sub-Contractors; and

     (xv) Copies of all other direct contracts with Contractors and all major sub-Contracts executed and in force as of the date of any particular Work-Related Advance all of which shall be acceptable to Lender.

     B. Lender's representatives shall have completed an inspection of the Real Property and shall be satisfied in their discretion with the findings of such inspection. Lender shall have received a satisfactory report from Lender's Inspector.

     C. Lender shall have received satisfactory evidence that Borrower has obtained all necessary approvals and permits of governmental agencies having jurisdiction over the Time-Share Project for the construction of the Improvements.

     D. Lender shall have approved the manner in which construction costs will be paid.

     E. Borrower shall not have permitted any Contractor or sub-Contractor to commence any Work on the Real Property prior to recordation of the Mortgage, if it would affect the priority of the Mortgage.

S.7 In addition to all other terms and conditions set forth herein, each Work-Related Advance shall be subject to the satisfaction of all of the following conditions and limitations:

     A. Work-Related Advances shall be made no more frequently than monthly as the Work progresses and each such monthly disbursement shall be based upon actual completed work in place rather than upon percentage of completion. Each Advance shall be in an amount not to exceed ninety percent (90%) of expenditures for labor performed and materials supplied in connection with the construction of the Improvements for the period immediately proceeding that particular
Advance; provided, however, that "Reimbursable Costs", as set forth in the General Contract shall be in the amount equal to one hundred percent (100%) of such Reimbursable Costs, in accordance with Section 7.1.7.7 of the General Contract.

     B. Lender shall have no obligation to make a Work-Related Advance (including, without limitation, the initial Work-Related Advance) if the undisbursed portion of the Construction Loan (or, in reference to the initial Work-Related Advance, the full Construction Loan amount) is less than the remaining costs of Completion until Borrower has deposited with the Lender an amount equal to the estimated Uncovered Cost of the Work (the "Required Completion Deposit Assurances").

     C. Lender shall withhold from each Work-Related Advance an amount not to exceed ten percent (10%) of such costs, provided, that no such retainage shall apply to any reimbursements to be paid to the General Contractor pursuant to
Section 7.1.7.7 of the General Contract. The retainage shall be funded by Lender to, or at the direction of, Borrower upon Borrower's written certification to Lender that all "punch list items" have been resolved to Borrower's satisfaction, accompanied by a certificate from the Borrower's Architect/Engineer and Lender's Inspector certifying to the same, and subject to Lender's approval of such items.

     D. Each Work-Related Advance shall be conditioned upon Lender's receipt and approval of all items required to be delivered by Borrower pursuant to Exhibit I hereof.

     E. Work-Related Advances shall be subject to the receipt of Title Policy endorsements required pursuant to the Construction Covenants, trailing mechanics' and materialmen's lien waivers on a thirty (30) day basis and any surveys required pursuant to the Construction Covenants.

     F. Lender will make the initial Work-Related Advance and the final Work-Related Advance directly to the agent of the Title Company (the "Title Agent") if necessary in order for Lender to obtain the Title Policy or any endorsement thereto. Other Work-Related Advances may, at Borrower's election, be made directly to Borrower provided that all conditions precedent to the making of an Advance have been satisfied.

     G. Lender shall have the right to approve or disapprove disbursements for stored or ordered goods. Without limiting the generality of such right, Lender may condition its approval of disbursements of the Loan for payments of or deposits upon stored or ordered goods upon Lender's prior receipt of the following:

     (i) Evidence reasonably satisfactory to Lender that such goods are covered by the Insurance Policies required to be delivered pursuant to the Loan Agreement;

     (ii) Evidence reasonably satisfactory to Lender from the vendor of such goods that, upon full payment to the vendor, ownership of such goods will vest in the name of Borrower free and clear of any liens or claims of the vendor or any other third party;

     (iii) (a) Evidence reasonably satisfactory to Lender that the goods are and upon disbursement shall be stored upon the Real Property in a manner which is adequate to protect the goods against theft and damage and otherwise satisfactory to Lender; or

     (b) if the goods will not be stored upon the Real Property at disbursement, evidence (including the original warehouse receipt) reasonably satisfactory to Lender that the goods are being fabricated or sold by a reputable and creditworthy vendor, that the goods are being or will be stored in a bonded warehouse or storage yard unless the goods are still being fabricated and that the warehouse or storage yard has been notified of Lender's security interest.

     H. Lender shall have been provided with paid invoices relating to the construction of the Time-Share Project for all Work through the date of the previous Work-Related Advance.

     I. No intervening matters shall have affected the priority of Lender's Mortgage.

     J. Lender shall have been provided with a certification by Borrower, Teton's supervising architect, the General Contractor and Lender's Inspector that: (a) all Work theretofore performed has been performed in substantial accordance with the Plans; (b) all governmental licenses and permits required for the Improvements as then completed have been obtained; (c) the Improvements as then completed do not violate and if further completed in accordance with the Plans will not violate any law, ordinance, rule or regulation or any covenant, condition or restriction affecting the Time-Share Project; (d) the remaining undisbursed proceeds of the Loan are sufficient to pay for the completion of the Improvements; and (e) the Work-Related Advance is in an amount not in excess of the value of the Work and materials for which the Work-Related Advance is requested.

     K. Lender shall have been provided with evidence that any inspections required by any governmental authority having jurisdiction over the Time-Share Project have been completed with results satisfactory to that authority

     L. Lender shall have been provided with a certification by Borrower that to the best of Borrower's Knowledge, there shall exist no Event of Default or Incipient Default as of the date of any such proposed Work-Related Advance.

     M. Lender shall receive copies of any building permits that are then required to be obtained by Borrower.

     S.8.A. Borrower represents and warrants to Lender that prior to that recordation of the Mortgage, no services, work, equipment or materials of any kind that may give rise to any mechanics or similar statutory lien, including, without limitation, site work, clearing, grubbing, draining or fencing of the Real Property were performed or commenced on the Real Property or otherwise provided in connection with the Work, except to the extent that such services, work, equipment, materials have been fully disclosed in writing to Lender and to Title Insurer and the Title Policy insures the priority of the Mortgage over all mechanics and similar liens.

     B. Borrower represents and warrants to Lender that all utility services (including water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal) necessary for the Completion of the Work and the intended use of the Real Property as a Time-Share Project are available to the Real Property (or will be upon Completion); that, to the best of Borrower's Knowledge, the suppliers of such utilities have the capacity to serve the Real Property and are committed to supply such utilities in such amounts as are required upon Completion; and all fees and deposits due to the suppliers of such utilities have been paid current or amounts adequate for such purposes have been reserved in the Budget.

     C. Lender shall employ an independent architect or engineer ("Lender's Inspector") to: (a) review the Plans, the Budget and the Construction Contracts;
(b) make periodic inspections of the Real Property and the Work so that Lender may monitor whether Borrower is in compliance with the terms and conditions of this Agreement with respect to completion of the Work; and (c) review and approve the monthly draw request, perform an analysis of the anticipated cost of the Work, and certify that each Work-Related Advance Request is not in excess of the Work completed and the amount to which Borrower is entitled under the terms and conditions of this Agreement. The cost of retaining Lender's Inspector shall be borne by Borrower.

     (1) Lender may require an inspection of the Work by Lender's Inspector (a) prior to each Work-Related Advance; (b) monthly or more frequently if deemed necessary by Lender during the course of construction of the Work;
     (c) upon Completion of the Work; and (d) at such other time as Lender may deem necessary due to actual or suspected non-compliance with the Plans, Construction Contract(s), the Loan Documents,
     any law, regulation or private restriction, sound architectural, engineering or construction principles or commonly accepted safety standards or Borrower's failure to satisfy the requirements of the Loan Documents.

     (2) Lender shall have no duty to supervise or to review and inspect the Plans, the Construction Contract(s), any budget proposed to be the Budget, the construction of the Work, or any books and records pertaining thereto. Any inspection made by Lender shall be for the sole purpose of determining whether the Obligations are being performed and of preserving Lender's rights under the Loan Documents. If Lender, or Lender's Inspector acting on behalf of Lender, should review or inspect the Plans, the Construction Contract(s), the Budget, the construction of the Work or any books and records pertaining thereto, Lender and Lender's Inspector shall have no liability or obligation to Borrower or any third person arising out of such inspection; and neither Borrower nor any third person shall be entitled to rely upon any such inspection or review. Inspection not followed by notice of default shall not constitute (a) a waiver of any default then existing;
     (b) an acknowledgment or representation by Lender or Lender's Inspector that there has been or will be compliance with the Plans, the Construction Contract(s), the Budget, the Loan Documents, applicable laws, regulations and private restrictions, sound construction, engineering or architectural principles or commonly accepted safety standards, or that the construction is free from defective materials or workmanship; or (c) a waiver of Lender's right to insist that Completion of the Work occur in accordance with the Plans, Construction Contract(s), the Budget, Loan Documents, applicable laws, regulations and restrictions of record, sound construction, engineering or architectural principles or commonly safety standards and free from defective materials and workmanship. Lender and Lender's Inspector owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of, the existence of negligence, faulty, inadequate or defective design or construction of the Work.

     (3) To the extent that any construction within the Project is funded by sources other than the Loan contemplated herein (including Borrower's equity), Borrower shall allow Lender's Inspector (at Borrower's expense) to review and inspect such construction work and such construction work must meet Lender's standards and specifications.

     D. Borrower shall strictly enforce all material provisions of the Construction Contract, the Architect/Engineer Agreement and all other contract(s) for the construction of the Time-Share Project to ensure that the other parties thereto are required to promptly and diligently perform all of its or their obligations thereunder and in such a manner as to preserve Lender's security interest in the Collateral and the Time-Share Project. Borrower shall timely perform all its obligations under the aforementioned agreements and contracts. No material change, amendment or modification shall be made to such contract(s) without the prior written consent of Lender.

     E. No materials, equipment, fixtures or any other part of the Time-Share Project, or articles of personal property placed in the Time-Share Project, shall be purchased or installed under any security agreement or other arrangements wherein the seller reserves or purports to reserve the right to remove or to repossess any such items or to consider them personal property after their incorporation into the Time-Share Project.

     F. Borrower shall commence construction of the Improvements on or before the date hereof, shall continue the Work without material interruption, and shall cause Completion on or before the Required Completion Date subject to the occurrence of Force Majeure Events not to exceed ninety (90) days in the aggregate. Borrower shall (a) permit no material deviations to occur in the progress, timing or completion of construction of the Time-Share Project; (b) cause the Time-Share Project to be constructed substantially in accordance with the Budget; (c) otherwise abide by the Work Progress Schedule and Budget in all material respects; and (d) cause the Completion of the Work in a good and workmanlike manner substantially according to the Plans, free from all legal charges, encumbrances and rights of third parties (other than the Permitted Encumbrances and the Mortgage), and in accordance with all applicable ordinances and statutes, including zoning laws, all covenants, conditions and restrictions running with the land, and all regulations and building codes of any governmental or municipal agency having jurisdiction over the Time-Share Project.

     G. Borrower shall pay when due all costs, expenses and claims pertaining to the Work and deliver to Lender during the course of the Work in order to monitor and/or provide assurance that the Work is proceeding lien free in accordance with the requirements of this Agreement: bills of sale, conveyances and paid invoices pertaining to the Work; all waivers and releases of lien or claims on the Real Property and/or the Improvements on account of the Work Lender may deem necessary or may request for its protection; and from persons acceptable to Lender, additional engineering or architectural studies and reports as Lender or Lender's Inspector may require.

     H. The Time-Share Project shall be completed substantially in accordance with the final drawings, plans and specifications which have been approved by Lender (the "Plans") prepared by the Architect(s)/Engineer(s), as approved by Lender, Construction Contract(s), applicable laws, regulations and private restrictions, the Loan Documents, sound construction, engineering and architectural principles and commonly accepted safety standards and free from defective materials and workmanship. No material changes, alterations or modifications shall be made in the Plans or in any of the other Principal Work-Related Items without Lender's prior written approval. The foregoing notwithstanding, Borrower shall be permitted to make changes in the Plans to the extent that such change order (a) does not increase the cost of the Time-Share Project by more than Twenty-Five Thousand Dollars ($25,000) or, with all other changes, does not increase the cost of the Time-Share Project by more than One Hundred Thousand Dollars ($100,000), and (b) does not materially affect the design, structural integrity or quality of the Improvements. Borrower shall deliver to Lender, immediately upon execution thereof, all change orders with respect to the Work, including those within the scope of clauses (a) and (b) above.

     I. Borrower shall not enter into any Architect/Engineer Agreement or Construction Contract (other than those contracts and agreements which Lender approved prior to the Closing Date) with respect to the Work except upon terms and with such parties as Lender may approve in writing.

     J. Borrower shall record, or cause to be recorded, all notices of commencement/completion and similar notices permitted by applicable laws and regulations which have the effect of shortening periods within which mechanics and similar liens may be filed.

     K. Borrower shall deliver to Lender true and complete copies of all Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

     L. Borrower shall perform all its obligations and preserve its rights under the Principal Work-Related Items in force and use its best efforts to secure the performance of the other parties to the Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

     M. Borrower shall deliver, or cause to be delivered, to Lender prior to or concurrently with each Work-Related Advance, a date down endorsement in a form acceptable to Lender issued by the Title Company insuring that the Mortgage at the time of each Work-Related Advance, constitutes a valid first priority lien upon the Real Property or title, subject only to the Permitted Encumbrances; upon construction of the foundation for any building comprising part of the Improvements deliver, or cause to be delivered, to Lender an endorsement ("foundation endorsement") insuring that the foundations, as constructed, are located within all set-back and boundary lines of the Real Property and do not encroach upon any easements, rights of way (public or private) or upon any other adjoining landowner's property; and upon the final advance of the retainage, Borrower shall deliver, or cause Title Agent to deliver, to Lender a date down endorsement or a re-issued title policy ("Re-Issued Title Policy") meeting the substantive requirements set forth above.

     N. Borrower shall notify Lender in writing if and when the unpaid costs of Completion of the Work exceed or appear likely to exceed the undisbursed portion of the Loan and any undisbursed Required Completion Assurance Deposit(s) held by Lender.

     O. Borrower shall deliver to Lender promptly after the completion of the foundation and, if required by Lender, after the pouring of a street, curbstone or concrete slab on the Real Property, a survey prepared in accordance with the requirements of the Loan Agreement, showing such Improvements, their location within the boundary and set back lines of the Real Property and a lack of encroachments, and deliver to Lender promptly upon the Completion, a survey which is certified to Lender, showing the "as-built" Improvements and showing all easements and other matters affecting the Time-Share Project, and otherwise satisfying the requirements of Loan Agreement;

     P. Borrower shall, after obtaining knowledge or receiving notice thereof, correct or cause to be corrected (a) any material defect in the Work, (b) any material departure in the completion of the Work from the Plans and the Construction Contract(s) unless expressly permitted in this Agreement or consented to in writing by Lender, (c) any failure of the Work to comply with applicable laws, regulations or restrictions of record, sound construction, engineering or architectural principles or commonly accepted safety standards or (d) any encroachment of any part of the Improvements on any set-back or boundary line, easement, or other restricted area.

S.9 (a) The Receivables Loan Note is comprised of two (2) notes, one in the amount of Five Million and No/100 Dollars ($5,000,000) made jointly and severally by Raintree and Teton (the "Raintree Receivables Note") and one in the amount of Fifteen Million and No/100 Dollars ($15,000,000) made solely by Teton (the "Teton Receivables Note"). The parties agree that Advances of the Receivables Loan shall be deemed to made under the Raintree Receivables Note, as to twenty-five percent (25%) of such Advance, and, under the Teton Receivables Note, as to seventy-five percent (75%) of such Advance. In addition, to the extent any payment under the Receivables Loan is subsequently invalidated, set aside or required to be repaid to any other person, then to such extent, the Obligation in connection with the Receivables Loan intended to be satisfied shall be revived and continued under the Raintree Receivables Note, as to twenty-five percent (25%) of such Obligation, and under the Teton Receivables Note, as to seventy-five percent (75%) of such Obligation. Furthermore, all payments made in satisfaction of the principal balance of the Receivables Loan shall be applied twenty-five percent (25%) against the outstanding principal balance due under the Raintree Receivables Note and seventy-five percent (75%) against the outstanding principal balance under the Teton Receivables Note.

     (b) The Working Capital Loan Note is comprised of two (2) notes, one in the amount of One Million Eight Hundred Seventy-Five Thousand and No/100 Dollars ($1,875,000) made jointly and severally by Raintree and Teton (the "Raintree Working Capital Note") and one in the amount of Five Million Six Hundred Twenty-Five Thousand and No/100 Dollars ($5,625,000) made solely by Teton (the "Teton Working Capital Note"). The parties agree that Advances of the Working Capital Loan shall be deemed to made under the Raintree Working Capital Note, as to twenty-five percent (25%) of such Advance, and, under the Teton Working Capital Note, as a seventy-five percent (75%) of such Advance. In addition, to the extent any payment under the Working Capital Loan is subsequently invalidated, set aside or required to be repaid to any other person, then to such extent, the Obligation in connection with the Working Capital Loan intended to be satisfied shall be revived and continued under the Raintree Working Capital Note, as to twenty-five percent (25%) of such Obligation, and under the Teton Working Capital Note, as to seventy-five percent (75%) of such Obligation. Furthermore, all payments made in satisfaction of the principal balance of the Working Capital Loan shall be applied twenty-five percent (25%) against the outstanding principal balance due under the Raintree Working Capital Note and seventy-five percent (75%) against the outstanding principal balance under the Teton Working Capital Note.

     (c) The Construction Loan Note is comprised of two (2) notes, one in the amount of Eight Million One Hundred Thirty-Two Thousand Five Hundred and No/100 Dollars ($8,132,500) made jointly and severally by Raintree and Teton (the "Raintree Construction Note") and one in the amount of Twenty-Four Million Nine Hundred Thirty-Seven Thousand Five Hundred and No/100 Dollars ($24,937,500) made solely by Teton (the "Teton Construction Note"). The parties agree that Advances of the Construction Loan shall be deemed to made under the Raintree Construction Note, as to twenty-five percent (25%) of such Advance, and, under the Teton Construction Note, as a seventy-five percent (75%) of such Advance. In addition, to the extent any payment under the Construction Loan is subsequently invalidated, set aside or required to be repaid to any other person, then to such extent, the Obligation in connection with the Construction Loan intended to be satisfied shall be revived and continued under the Raintree Construction Note, as to twenty-five percent (25%) of such Obligation, and under the Teton Construction Note, as to seventy-five percent (75%) of such Obligation. Furthermore, all payments made in satisfaction of the principal balance of the Construction Loan shall be applied twenty-five percent (25%) against the outstanding principal balance due under the Raintree Construction Note and seventy-five percent (75%) against the outstanding principal balance under the Teton Construction Note.

S.10 At the election of Lender, to be given by written notice to Borrower at any time prior to the date (the "Adjustment Date") which is sixty (60) months following the expiration of the Receivables Loan Borrowing Term, Lender shall have the right but not the obligation to adjust the interest rate under which the Receivables Loan accrues to an amount equal to four hundred (400) basis points in excess of the rate offered on a five-year U.S. Treasury Note in effect five (5) Business Days prior to the Adjustment Date. The rate offered on a five-year U.S. Treasury Note shall be defined as the rate shown under the column heading "Ask Yld." for "Govt. Bonds & Notes" in the "Treasury Bonds, Notes & Bills" Section of The Wall Street Journal - Western Edition published on the fifth Business Day prior to the Adjustment Date for the government bond or note with a maturity date in the same month and year as the Receivables Loan Maturity Date, or, if there are more than one (1) government bonds or notes with a maturity date in the same month and year as the Receivables Loan

Maturity Date, the highest of the rates shown in the "Ask Yld." column for any such bond or note, or, if there is no government bond or note with a maturity date in the same month and year as the Receivables Loan Maturity Date, the average (rounded to the next highest basis point) of the rates shown in the "Ask Yld." column for the bonds or notes in the months preceding and following the month in which the Receivables Loan Maturity Date falls.

                                   EXHIBIT A-1

                        CONDITIONS OF ELIGIBLE INSTRUMENT


     (a) Lender has a valid, direct and perfected first lien/security interest in the Instrument and security therefor and has a valid and perfected first priority right to payments.

     (b) The Instrument does not represent a sale directly or indirectly, to any of Borrower's members, managers, shareholders, directors, officers, partners, as the case may be, its agents, employees or creditors, or any relative or Affiliate of Borrower, or of the foregoing.

     (c) Teton has received from the Purchaser a minimum cash down payment of ten percent (10%) of the total sales price (no part which has been advanced or loaned to the Purchaser by Borrower, directly or indirectly) with such down payment being represented by a cash or credit card payment.

     (d) The Instrument must provide for level consecutive monthly installments of principal and interest in U. S. funds over a term (from its effective date) not exceeding two hundred forty (240) months from the date of its execution.

     (e) At the time of funding of an Advance against the Instrument, no scheduled installment payment on the Instrument is more than twenty-nine (29) days past due or has been deferred more than twenty-nine (29) days.

     (f) The Purchaser in all respects, including, without limitation, its creditworthiness, is acceptable to Lender. Without limiting the generality of the foregoing, if the Purchaser is a resident of the United States or Canada, such Purchaser has a Fair Isaac Credit Bureau Score of not less than 650, and if a resident of a county other than the United States or Canada, Lender may determine the creditworthiness of such Purchaser based on any equivalent credit scoring system in effect in such Purchaser's county of residence. In addition, such Purchaser has obtained from Teton marketable rights to the purchased
Time-Share Interest and has not purchased more than two (2) Time-Share Interests, provided, however, that Lender may consider on a case-by-case basis, funding an Advance against an Instrument from a Purchaser who has purchased more than two (2) Time-Share Interests.

     (g) The Instrument and any security for the payment of the amount due under the Instrument are bona fide, are in form and substance satisfactory to Lender and are valid and enforceable in accordance with their terms; upon the obligor's default under the Instrument, subject only to notice and a reasonable grace period, payment of the balance of the indebtedness owing under the Instrument may be immediately accelerated and the lien of any security may be foreclosed or realized upon; and rights of the Purchaser to the purchased Time-Share Interest(s) is subject only to the Permitted Encumbrances and the payment of any and all assessments levied by the Time-Share Association.

     (h) The Unit(s) in which the Time-Share Interest(s) are owned and the amenities that have been promised to the Purchasers have been completed, fully furnished and approved and ready for occupancy and the furnishings in those Units are free of any lien except for the Permitted Encumbrances; no Unit or other part of the common areas of the Time-Share Project is subject to partition; and the time-share use of the Units and amenities conforms to all applicable restrictions and laws, necessary approvals having been obtained.

     (i) The Instrument, the Purchaser Mortgage and the related sale transaction comply with all applicable laws; Teton has Performed all its obligations due to the Purchaser and there are no executory obligations to the Purchaser to be Performed by Teton; and the Purchaser does not have any right of rescission, set-off, abatement, counterclaim or the like.

     (j) The Purchaser is a United States or Canadian resident provided, however, that Lender may consider, on a case-by-case basis, funding an Advance against an Instrument from a Purchaser who is not a United States or Canadian resident.

     (k) The Instrument is secured by a Purchaser Mortgage

                                   EXHIBIT A-2

             CONDITIONS OF WORKING CAPITAL LOAN ELIGIBLE INSTRUMENTS


     (a) Lender has a valid, direct and perfected first lien/security interest in the Reservation Agreement and if and when the same comes into existence the Purchase Contract pertaining to the same, together with the Escrow and the Agreement creating and governing the Escrow.

     (b) The Reservation Agreement does not represent a sale by Teton, directly or indirectly, to any of its members, managers, shareholders, directors, officers, partners, as the case may be, its agents, employees or creditors, or any relative or Affiliate of Teton or of the foregoing.

     (c) Teton has received from the Purchaser a signed Reservation Agreement accompanied by a refundable deposit equal to five percent (5%) of the purchase price of the Time-Share Interest which is the subject matter of the Reservation Agreement and the original signed Reservation Agreement and such deposit is held in Escrow by the Escrow Agent.

     (d) The Reservation Agreement is bona fide, is in form and substance satisfactory to Lender and is valid and enforceable in accordance with their terms.

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES


     1. Unpatented mining claims; reservations or exceptions in patents or in acts authorizing the issuance thereof; surface water rights, claims or title to surface water.

     2. Ownership or title to any mineral interest and the effect on the surface of the exercise of the mineral right.

     3. Taxes for the year 1999 and subsequent years.

     4. Covenants, conditions, restrictions, reservations, easements (including, but not limited to the access, utility, tramway, skier and snowmaking easement as shown on Plat 945), ditches, roadways, rights-of-way, common areas and building set back requirements as delineated on the recorded Plat Number 945, records of Teton County, Wyoming.

     5. Right of Way Easement from K.L. Clatterbaugh to Lower Valley Power and Light, Inc. appearing of record in Book 10 of Mixed Records, Page 101, records of Teton County, Wyoming.

     6. Non-Exclusive Easement from The Jackson Hole Ski Corporation to Lower Valley Power and Light, Inc. appearing of record in Book 12 of Mixed Records, Page 243, records of Teton County, Wyoming.

     7. Easement and right-of-way from Jackson Hole Ski Corporation to Lower Valley Power and Light, Inc. appearing of record in Book 81 of Photo, Page 221, records of Teton County, Wyoming.

     8. Compilation of Declaration of Restrictive Covenants, Jackson Hole Ski Corporation Addition appearing of record on Book 330 of Photo, Pages 418-443, and any amendments thereto, records of Teton County, Wyoming.

     9. Affidavit Affecting Title Re: Teton Village Planned Unit Development for Planned Resort appearing of record in Book 351 of Photo, Pages 409-573, records of Teton County, Wyoming.

     10. Easement and the terms and conditions of that beneficial Access and Utility Easement appearing of record in Book 356 of Photo, Pages 470-472, records of Teton County, Wyoming.

     11. Access and Utility Easement appearing of record in Book 371 of Photo, Pages 656-658, records of Teton County, Wyoming.

     12. Teton Village Master Plan (PUD 97-0001) Development Exactions Agreement of Requirements, Commitments and Outstanding Obligations appearing of record in Book 374 of Photo, Pages 580-583, records of Teton County, Wyoming.

                                    EXHIBIT C

                             BORROWER'S CERTIFICATE


     The Teton Club, LLC., a Delaware limited liability company and Raintree Resorts International, Inc., a Nevada corporation (collectively, "Borrower") hereby certify to FINOVA CAPITAL CORPORATION ("Lender") that (i) the total unpaid payments due under the Instruments described in Schedule A attached hereto and by this reference incorporated herein and the unpaid principal balance for each such Instrument is as set forth in Schedule A; and (ii) such Instruments are, individually and collectively, Eligible Instruments (if this Certificate is being submitted in connection with an Advance of Receivables
Loan) or Working Capital Loan Eligible Instruments (if this Certificate is being delivered in connection with an Advance of the Working Capital Loan).

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Loan and Security Agreement between Borrower and Lender dated as of ______________, 199____, as it may be from time to time renewed, amended, replaced or restated.

DATED: ____________, ______.

"BORROWER"             THE TETON CLUB, LLC, a Delaware limited liability company

                       By:
                               Type/Print Name:
                               Title:


                       RAINTREE RESORTS INTERNATIONAL INC., a Nevada corporation

                       By:
                               Type/Print Name:
                               Title:

                                   EXHIBIT C-1
                          RE-ASSIGNMENT OF INSTRUMENTS

KNOW ALL MEN BY THESE PRESENTS:

     That FINOVA Capital Corporation, a Delaware corporation ("Assignor") for Ten Dollars ($10) and other valuable consideration to it in hand, the receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto The Teton Club, LLC, a Delaware limited liability company ("Assignee") all of Assignor's interest in the Instruments ("Instruments") described in Schedule A attached hereto and by this reference incorporated herein.

     TOGETHER WITH all the promissory note(s) and other obligations of the mortgagor(s) described in such Instruments, all moneys due and to become obligations therein secured, all moneys due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

     This re-assignment is made without recourse and without representation or warranty of any kind, express and implied (except that Assignor has not sold or assigned any interest in or otherwise encumbered the Instruments or other rights being reassigned hereunder).

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed the ____ day of _________________, 199__.


WITNESS:            "Assignor"

                    FINOVA CAPITAL CORPORATION, a Delaware corporation


                    By:
                    Type/Print Name:
                    Title:


STATE OF ___________________  )
                              )
County of ____________________)


     I, _______________________, a notary public in and for the State and County aforesaid, do certify that ____________________________________ whose name, as
________________________  of  _____________________,  is signed  to the  writing above,  bearing  date  on the  ______  day  of  _________________,  199___,  has
acknowledged the same before me in my County aforesaid.

     Given under my hand and official seal this ___ day of __________________.

     My term of office expires on the ____ day of ___________________.


                    Notary Public

                                   SCHEDULE A
                         To re-assignment of instruments



                  Purchaser

                  Date

                  Original Principal

                  Amount Secured

                                   EXHIBIT C-2
                          RE-ASSIGNMENT OF MORTGAGE(S)

     FINOVA CAPITAL CORPORATION, a Delaware corporation ("Assignor"), as holder of the mortgage(s) described on Schedule A attached hereto and by this reference incorporated herein, for good and valuable consideration given to it by (Borrower Name), (Type of Borrower Entity) ("Assignee"), the receipt whereof is hereby acknowledged, hereby re-assigns and transfers unto Assignee its interest in and to such mortgage(s);

     TOGETHER WITH the promissory note(s) and other obligations of the mortgagor(s) described in such mortgage(s), all moneys due and to become due under such mortgage(s), promissory note(s) and other obligations, all interest thereon, and all rights arising therefrom.

     This re-assignment is made without recourse and without representation or warranty of any kind, express and implied.

     IN WITNESS WHEREOF, Assignor has caused these presents to be executed the ___ day of __________, ____.


WITNESS TO ASSIGNOR:     FINOVA CAPITAL CORPORATION, a Delaware corporation

ASSIGNOR:
                              By:
                              Type/Print Name:
By:                           Title:
Type/Print Name:


By:
Type/Print Name:



STATE OF __________________   )
                              )
County of ____________________)


     I, _______________________, a notary public in and for the State and County aforesaid, do certify that ____________________________________ whose name, as
________________________  of  _____________________,  is signed  to the  writing above,  bearing  date on the ___ day of  ________________________,  199___,  has
acknowledged the same before me in my County aforesaid.

     Given under my hand and official seal this ___ day of ___________________.

     My term of office expires on the ____ day of _______________________.


                    Notary Public

                   SCHEDULE A TO RE-ASSIGNMENT OF MORTGAGE(S)

Mortgagor      Real        Date of        Mortgage         Original Principal
             Property1     Mortgage      Recording            Amt. Secured
                                        Information2

































1 All of said time share interests being in (Real property  description)

2 (Date of Recording and either Instrument Number or Adequate Recording Book and Page References)

                                    EXHIBIT D

                              ADDITIONAL CONDITIONS
                        TO WORKING CAPITAL LOAN ADVANCES

         (a) a completed and executed "Request for Working Capital Loan Advance and Certification," in form and substance identical to Exhibit D-1.

     (b) (i) signed Reservation Agreement and if and when available, the signed Purchase Contract, which qualify as a Working Capital Loan Eligible Instrument, which have been duly and unconditionally assigned to Lender by Teton, (ii) copies of signed receipts for public offering statements/property reports/prospectuses to the extent the same are given or are required to be given to Purchasers in connection with the sales of Time-Share Interests giving rise to such Instruments, and (iii) copies of credit disclosure statements and other items requested by Lender which were signed by such Purchasers in connection with such sales.

     (c) Assignment in form and substance identical to Exhibit D-2 to the Loan and Security Agreement, properly completed, executed and acknowledged assigning the Instruments covered by item (b) above.

     (d) if requested by Lender, evidence reasonably satisfactory to it that there are no conflicting charges or security interests claimed in the Working Capital Loan Collateral, other than the Permitted Encumbrances.

     (e) Certification from the Escrow Agent in the form of Exhibit D-3.

     (f) if requested by Lender, such other items which are reasonably necessary
to  evaluate  the  request  for  the  Working   Capital  Loan  Advance  and  the
satisfaction of the conditions precedent thereto.

                                   EXHIBIT D-1

                    REQUEST FOR WORKING CAPITAL LOAN ADVANCE
                                AND CERTIFICATION


     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make a Working Capital Loan Advance in the sum of _____________________________ ______________ UNITED STATES DOLLARS (U.S.
$_____________) upon receipt hereof, pursuant to the Loan and Security Agreement between such parties dated as of _______________, 19____ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total deposit made and unpaid payments due under the Reservation Agreement for which the requested disbursement of the Working Capital Loan is sought is as set forth on Schedule A attached hereto and by this reference incorporated herein; (ii) the Reservation Agreement and, if in existence, the Purchase Contract pertaining thereto against which the requested disbursement of the Working Capital Loan is sought are, individually and collectively, a Working Capital Loan Eligible Instrument; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and
(vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of an Advance of the Working Capital Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                    DATED:  ________________, ______.

"BORROWER"          THE TETON CLUB, LLC, a Delaware limited liability company


                    By:
                            Type/Print Name:
                            Title:

                    RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

                    By:
                            Type/Print Name:
                            Title:

                                   EXHIBIT D-2
                                   ASSIGNMENT


                                   ASSIGNMENT

     (Borrower Name), (Type of Borrower Entity) ("Assignor"), as owner and holder of the Reservation Agreement(s) described in Schedule A attached hereto and by this reference incorporated herein, for good and valuable consideration given to it by FINOVA CAPITAL CORPORATION, a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, hereby grants, bargains, sells, assigns, transfers and sets over unto Assignee all of Assignor's rights, title and interest in and to such Reservation Agreement(s) and if and when in existence, the Purchase Contract(s) pertaining thereto, but excepting Assignors' obligations to the Purchasers under such Reservation Agreement(s) and Purchase Contract(s);

     TOGETHER WITH the obligations of the Purchasers described in such Reservation Agreement(s) and Purchase Contract(s), all moneys due and to become due under such Reservation Agreement(s) and Purchase Contract(s), and other obligations, all interest thereon, and all rights arising therefrom.

     IN WITNESS WHEREOF, Assignor has caused these presents to be executed the ____ day of __________, ____.


WITNESSES AS TO ASSIGNOR:              (Borrower Name),(Type of Borrower Entity)

ASSIGNOR

Type/Print Name:    By:
                    Type/Print Name:
                    Title:
Type/Print Name:



COMMONWEALTH/STATE OF       )
                            )
County of                   )

[APPROPRIATE FORM OF ACKNOWLEDGMENT]

                                   SCHEDULE A
                                       TO
                                   ASSIGNMENT

 Purchaser    Time-Share Unit    Date of Reservation    Cash Payments Made Under
                                      Agreement           Reservation Agreement

                                   EXHIBIT D-3
                                  CERTIFICATION

     The undersigned, constituting the Escrow Agent under that certain Escrow Agreement dated June 23, 1999, between The Teton Club, LLC and the undersigned, hereby certifies that FINOVA Capital Corporation that the undersigned is in possession of the original of each of the Reservation Agreements described on the attached Schedule and has received and is in possession of the cash payments in the amounts set forth on the attached Schedule. The undersigned agrees to hold the Reservation Agreements and cash payments described on the attached Schedule strictly in accordance with that certain Collateral Assignment, Security Agreement and Account Agreement dated __________________, 1999 between the undersigned and FINOVA Capital Corporation.

     The undersigned acknowledges that FINOVA Capital Corporation is making loan advances in express reliance upon the accuracy of this certification.



                    JACKSON HOLE TITLE AND ESCROW COMPANY


                    By:
                    Print Name:
                    Title:

                          ATTACHMENT TO CERTIFICATION *




Purchaser         Time-Share           Date of           Cash Payment Made Under
                    Unit        Reservation Agreement     Reservation Agreement




























-------------------------

* Note to Preparer: This should be cumulative list of all Reservation Agreements and cash payments held on escrow

                                    EXHIBIT E
                              ADDITIONAL CONDITIONS
                          TO RECEIVABLES LOAN ADVANCES

     (a) a completed and executed "Request for Receivables Loan Advance and Certification," in form and substance identical to Exhibit E-1.

     (b) (i) signed original Instruments which qualify as Eligible Instruments and have been duly and unconditionally endorsed to Lender by Teton, (ii) the recorded original Purchaser Mortgages which secure such Instruments, (iii) copies of signed receipts for public offering statements/property reports/prospectuses to the extent the same are given or are required to be given to Purchasers in connection with the sales of Time-Share Interests giving rise to such Instruments, (iv) the original Purchase Contracts and copies of credit disclosure statements and other items requested by Lender which were signed by such Purchasers in connection with such sales, and (v) evidence that all rescission rights have expired and Teton has Performed all its statutory and contractual obligations with respect thereto.

     (c) a Receivables Assignment in recordable form and otherwise in form and substance identical to Exhibit E 2 to the Loan and Security Agreement, properly completed, executed and acknowledged assigning the Instruments covered by item
(b) above.

     (d) if not previously furnished, evidence satisfactory to Lender that: (i) all Time-Share Interests which are the subject of the Instruments covered by item (b) above have all necessary and promised on-site and off-site improvements thereto and necessary and promised utilities are available; (ii) all Units and amenities which are to be available to Purchasers obligated on the Instruments covered by item (b) above have been completed in accordance with all applicable building codes and are fully furnished, necessarily equipped and will be available for use by Purchasers without disturbance or termination of their use rights so long as they are not in default of their obligations under the Instruments; and (iii) all furnishings in the Units and amenities are owned by an owners' association or associations in which the Purchasers are members, free of charges, liens and security interests other than the Permitted Encumbrances.

     (e) if requested by Lender, written confirmation from the Servicing Agent that it has not received notice of any complaint, demand, set-off, or claim by any person, including, without limitation, any Purchaser, with respect to the Instruments covered by item (b) above (other than as to routine matters involving the servicing of an Instrument) and certifying the unpaid total payments due under the unpaid principal balance of such Instruments.

     (f) a Title Policy with respect to each Purchaser  Mortgage covered by item
(b) above.

     (g) if requested by Lender in accordance with its normal underwriting procedures, a credit report from a recognized consumer credit reporting agency on each Purchaser obligated under an Instrument covered by item (b) above.

     (h) if requested by Lender,  evidence  reasonably  satisfactory  to it that
there  are  no  conflicting   charges  or  security  interests  claimed  in  the
Receivables Collateral.

     (i) if requested by Lender following a material change of circumstances or not more often than annually at Lender's discretion, an opinion from independent counsel to Borrower satisfactory to Lender with respect to the continued compliance of the Time-Share Project and Borrower's sales and marketing activities with applicable laws, the enforceability of the Instruments and such other matters as Lender shall reasonably require.

     (j) if requested by Lender following a material change of circumstances or not more often than annually at Lender's discretion, an opinion letter from independent counsel to Lender with respect to the continued compliance of the Time-Share Project and Borrower's sales and marketing activities with applicable laws, the enforceability of the Instruments and such other matters as Lender shall reasonably require.

     (k) if requested by Lender, such other items which are reasonably necessary to evaluate the request for the Receivables Loan Advance and the satisfaction of the conditions precedent thereto.

                                   EXHIBIT E-1

                      REQUEST FOR RECEIVABLES LOAN ADVANCE
                                AND CERTIFICATION


     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make a Receivables Loan Advance in the sum of _____________________________ ______________ UNITED STATES DOLLARS (U.S. $_____________) upon receipt hereof, pursuant to the Loan and Security Agreement between such parties dated as of _______________, 19____ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total unpaid payments due under the Instruments for which the requested disbursement of the Receivables Loan is sought and the unpaid principal balance for each such Eligible Instrument is as set forth on Schedule A attached hereto and by this reference incorporated herein; (ii) the Instruments against which the requested disbursement of the Receivables Loan is sought are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and (vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                    DATED:  ________________, ______.

  "BORROWER"        THE Teton CLUB, LLC, a Delaware limited liability company


                    By:
                            Type/Print Name:
                            Title:


                    RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

                    By:
                            Type/Print Name:
                            Title:

                                   EXHIBIT E-2
                             RECEIVABLES ASSIGNMENT

when recorded, mail to:

FINOVA Capital Corporation
7272 East Indian School road, Suite 410
Scottsdale, Arizona 85251
Attention:  Manager, Real Estate Finance Division


                            ASSIGNMENT OF MORTGAGE(S)

     (Borrower Name), (Type of Borrower Entity) ("Assignor"), as owner and holder of the mortgage(s) described in Schedule A attached hereto and by this reference incorporated herein, for good and valuable consideration given to it by FINOVA CAPITAL CORPORATION, a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, hereby grants, bargains, sells, assigns, transfers and sets over unto Assignee its rights, title and interest in and to such mortgage(s), but excepting its obligations to the mortgagor(s) under such mortgage(s);

     TOGETHER WITH the promissory note(s) and other obligations of the mortgagor(s) described in such mortgage(s), all moneys due and to become due under such mortgage(s), promissory note(s) and other obligations, all interest thereon, and all rights arising therefrom.

     IN WITNESS WHEREOF, Assignor has caused these presents to be executed the ____ day of __________, ____.


WITNESSES AS TO ASSIGNOR:             (Borrower Name), (Type of Borrower Entity)

ASSIGNOR

Type/Print Name:    By:
                    Type/Print Name:
                    Title:
Type/Print Name:



COMMONWEALTH/STATE OF           )
                                )
County of                       )

[APPROPRIATE FORM OF ACKNOWLEDGMENT]

                                   SCHEDULE A
                                       TO
                            ASSIGNMENT OF MORTGAGE(S)

 Mortgagor        Real           Date of        Mortgage      Original Principal
                Property3       Mortgage4      Recording         Amt./Secured
                               Information


































-------------------------
3 All of said time share interests being in (real property description)

4 (Date of Recording andeither Instrument Number or Adequate Recording Book and Page References)

                                    EXHIBIT F


                       LEGAL DESCRIPTION OF REAL PROPERTY

     Parcel 1 (Fee Simple): Lot 199 of Jackson Hole Ski Corporation Addition, Sixteenth Filing, Teton County, Wyoming, according to that plat recorded in the Office of the Teton County Clerk on February 16, 1999 as Plat No. 945.

     Parcel 2 (Easement Estate): A nonexclusive roadway and underground utility line easement as created by that instrument recorded in Book 371 of Photo, Pages 656-658, records of Teton County, Wyoming, excepting therefrom Parcel 1 as described therein.

     PIN  Number  for   Mortgaged   Property:   22-42-17-24-4-00-002   (includes
additional real property).

                                    EXHIBIT G

                                     BUDGET

                                    EXHIBIT H

                             WORK PROGRESS SCHEDULE

                                    EXHIBIT I

                      FINOVA CAPITAL CORPORATION ("Lender")
                           STANDARD CONSTRUCTION LOAN
                            ADMINISTRATIVE PROCEDURES

                       INITIAL AND SUBSEQUENT LOAN ADVANCE
                             REQUIREMENTS AND EVENTS


A. With each Work-Related Advance Request Borrower must complete, execute and deliver to Lender:

     1. An Application and Certificate For Payment (AIA Document G702) and Continuation Sheet(s) (AIA Document G703) for all direct costs (Exhibit I-1).

     2.   Affidavit of Borrower for Advance (Exhibit I-2).

     3. Waiver of Liens (Exhibit I-3) or such form as is required by law for previous payment.

     4. Change Order Approval Request (AIA Document G713) when applicable (Exhibit I-4).

     5. Invoices supporting all amounts shown in columns E and F of AIA Document G702 and G703.

     6.   Any required surveys.

     7. Such other items as Lender requests which are necessary to evaluate the request for the Work-Related Advance and the satisfaction of the conditions precedent thereto.

B. The following events must take place prior to each Work-Related Advance:

     1.   Contractor requests site inspection from Lender's Inspector.

     2. Contractor provides Lender's Inspector with a copy of the AIA Document G702 and G703.

     3. Lender's Inspector will perform a physical inspection to review the work in place and make a certification and recommendation to Lender. Lender's Inspector forwards his report, certification and recommendation to Lender.

     4. Lender will request that the Title Agent review the public records, advise Lender of the same, and forward to Lender endorsement(s) as required pursuant to the Loan Agreement dated as of the date of the Work-Related Advance.

     5. Lender will review the Work-Related Advance Request and the input of Lender's Inspector and/or of the Title Agent. The Work-Related Advance Request must be appropriate, complete and in proper order. The order of the Work-Related Advance Request package will determine the processing time needed.

     6. Borrower shall have all applicable licenses, permits and certificates for all Work under construction at the time the Work-Related advance was requested.

     7. All other conditions of the Loan Documents required to be satisfied as of the date of any such Work-Related Advance are satisfied.

C. Upon receipt from Lender (or Title Agent, if applicable), Borrower will execute and deliver to Lender a funding letter in connection with the Work-Related Advance.

D. All items, except for the escrow funding letter required to be delivered to Lender pursuant to this Exhibit, shall be delivered to Lender and the Lender's Inspector at least ten (10) Business Days prior to the requested Work-Related Advance.

                                   EXHIBIT I-1

                              AIA 702 AND 703 FORMS

                                   EXHIBIT I-2

                        BORROWER'S AFFIDAVIT FOR ADVANCE


Borrower:                                                Date:

Time-Share Project:

Request No.:

Loan No.:           Period         to

Amount:

     In connection with and in order to induce FINOVA Capital Corporation ("Lender"), to advance the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

     1. The work listed in this Work-Related Advance Request Package ("Request") has been completed in accordance with that certain Loan and Security Agreement dated ____________________ between the undersigned and Lender (with any amendments, "Agreement"); all obligations for work submitted and received on previous Borrower's Work-Related Advance Request have now been paid in full (except for retainage); the funds requested at this time shall be applied only to the obligations for work set forth in this Request and that all Insurance Policies (including without limitation, Builder's Risk and General Liability Coverage policies) required by the Loan Agreement are in full force and effect.

     2. Attached hereto are the names of all contractors, subcontractors, suppliers and materialmen who have performed or who will be performing Work and whose names have not been previously delivered to Lender in writing. Copies are attached hereto of contracts with all such contractors, subcontractors, suppliers and materialmen whose contracts are required to be, but have not yet been, delivered to Lender pursuant to the terms of the Agreement.

     3. All Work performed is in substantial accordance with the approved Plans and no changes have been made in the approved Plans, except as are permitted pursuant to the Agreement or have been previously approved in writing by Lender.

     4. The amounts and percentages set forth on the attached schedules, along with supporting documentation for each budgeted item and the Balance To Finish in accordance with the AIA Document G702 and G703 are true and correct to the best of Borrower's Knowledge.

     5. The following are included as part of this Request:

                  Application and Certificate for Payment (AIA G702) Continuation Sheets (AIA G703)
                  Request for Advance - Indirect Costs
                  Check Sheet Form

     6. No material adverse change has occurred in the Improvements or, since the date of the latest financial statements given by or on behalf of Borrower to Lender, in the financial condition of Borrower or in Borrower's business or operations.

     7. All representations and warranties by Borrower contained in the Loan Documents are true and correct as of the date hereof.

     8. No Event of Default, or no act or event which after notice and/or lapse of time would constitute an Event of Default, has occurred and is continuing.

     9. Borrower has complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Advance.

     10. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

                                      Very truly yours,




                                       By:
                                       Name:
                                       Title:

                                   EXHIBIT I-3

                                 RELEASE OF LIEN

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned ________________________________ for and in consideration of the sum of
___________________ Dollars (US $___________) lawful money of the United States of America, to the undersigned in hand paid, the receipt whereof is hereby acknowledged, does hereby waive, release, remise and relinquish the undersigned's right to claim, demand, impress or impose a lien or liens in the sum of ___________________ Dollars ($__________) for materials furnished (or any other kind or class of lien whatsoever) up to the _____ day of __________________, 199__, on the following described property:





                               [Legal Description]





     Dated this ______ day of ______________,  199__, at  ______________________
County, Wyoming.


                                             LIENOR'S NAME



                                             By:_______________________________
                                                      Authorized Representative

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                                   EXHIBIT I-4

                     Change Order Approval Request AIA G713

                                    EXHIBIT J

                      INITIAL ADVANCE DISBURSEMENT SCHEDULE

                                    EXHIBIT K

                             EXCERPTS FROM INDENTURE

                                    EXHIBIT L

                           CERTIFICATION re: INDENTURE

                                _________, 199__

FINOVA Capital Corporation
7272 East Indian School Road, Suite 410
Scottsdale,  Arizona  85251

The undersigned hereby certifies to you the following pursuant to the Loan and Security Agreement dated as of ____________, 1999, among The Teton Club, LLC, Raintree Resorts International, Inc. and FINOVA Capital Corporation (the "Loan Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement. The Loan
Agreement requires that Raintree certify to the Lender the extent to which Raintree and those of its Affiliates that are "Restricted Subsidiaries" pursuant to the Indenture, including, but not limited to Teton, are in compliance with the borrowing limitations set forth in the Indenture. This Certification is being delivered to you in satisfaction of that requirement.

Paragraph reference     Existing indebtedness               Compliance?
from Indenture          allocated to this paragraph

4.09(a)                 $_________________                  Yes ____ No _____
4.09(b)(i)              $_________________                  Yes ____ No _____
4.09 (b)(ii)            $_________________                  Yes ____ No _____
4.09(b)(iii)            $_________________                  Yes ____ No _____
4.09(b)(iv)             $_________________                  Yes ____ No _____
4.09(b)(v)              $_________________                  Yes ____ No _____
4.09(b)(vi)             $_________________                  Yes ____ No _____
4.09(b)(vii)            $_________________                  Yes ____ No _____
4.09(b)(viii)           $_________________                  Yes ____ No _____
4.09(b)(ix)             $_________________                  Yes ____ No _____
4.09(b)(x)              $_________________                  Yes ____ No _____
4.09(b)(xi)             $_________________                  Yes ____ No _____


Raintree Resorts International, Inc., a Nevada corporation


By:
    Name:
    Title: Chief Financial Officer

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                                    EXHIBIT M

                             MINIMUM PRICE SCHEDULE

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